UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-10067
Eaton Vance Variable Trust
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

A n n u a l R e p o r t D e c e m b e r 3 1 , 2 0 0 8
EATON VANCE
VT FLOATING-RATE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Scott H. Page, CFA
Co-Portfolio Manager
Craig P. Russ
Co-Portfolio Manager
Andrew N. Sveen, CFA
Co-Portfolio Manager
•	During the year that ended December 31, 2008, credit markets experienced unprecedented volatility. The bank loan market was no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which, in turn, caused the world economy to slip into recession. The year was a rollercoaster for the loan market and for the Fund. The total return for the Fund’s benchmark index, the S&P/LSTA Leveraged Loan Index (the Index), for the first nine months of the fiscal year was -8.00%; disappointing, but, given the environment, not especially bad compared to other markets. September 2008 brought a series of events that rattled markets more deeply: the bail-outs of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, Inc., and a litany of unprecedented steps by the U.S. Treasury and Federal Reserve to stabilize the credit markets.

•	In the fund’s fiscal fourth quarter, the Index declined 22.94%, by far its worts quarterly showing ever. The average loan price in the Fund was approximately 64.6% of par as of December 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at year end were below levels that implied near universal default. Also at year end, less than 2% of the Fund was in default versus 3.7% for the Index.

•	While there is little doubt a recession would bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, implying a near 100% default rate. The most compelling explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that typically make markets in bank loans were hesitant to own loans, making trading more volatile. Late in the period, there were signs that many institutional and retail investors were becoming attracted to the asset class by record low loan prices. In the final weeks of December, loan prices rebounded slightly.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s investment objective is to provide a high level of current income. To do so, it invests primarily in senior floating-rate loans (“Senior Loans”), normally investing at least 80% of its net assets in income-producing floating-rate loans and other floating-rate debt securities.
Eaton Vance VT Floating-Rate Income Fund
Total Return Performance 12/31/07 — 12/31/08

At Net Asset Value[1]	-27.17%
S&P/LSTA Leveraged Loan Index[2]	-29.10%

Total Distributions per share	$0.495
Distribution Rate[3]	7.81%
SEC 30-Day Yield[4]	8.04%
Please refer to page 3 for additional performance information.

[1]	There is no sales charge. Insurance-related charges are not included in the calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index.

[3]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s net asset value at the end of the period.

[4]	The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Amid the credit crisis and recession, the Fund’s net asset value (NAV) declined 31.3% during the 12 months that ended December 31, 2008. That resulted in a total return of -27.17% for the period, which outperformed the Fund’s benchmark Index by 1.93%. The Fund entered this period more conservatively positioned than the Index and, therefore, performed better as riskier assets suffered a larger decline in market value.

•	The Fund distributed $0.495 per share in dividend income for the 12-month period. Because the Fund invests in floating-rate loans, the dividend declined during the period in concert with an aggressive reduction in short-term market interest rates driven by the Federal Reserve. Based on a $6.58 NAV per share as of December 31, 2008, and its most recent monthly distribution rate, the Fund had a distribution rate of 7.81%. The distribution rate increased since the last reporting period, as the Fund continued to generate consistent income, while market value of the investments has declined.

•	The Fund’s investments were diversified as of December 31, 2008, with 434 borrowers. The largest investment represented just 1.7% of the Fund’s total investments. The Fund was also diversified by industry, with none constituting more than 11.2% of total investments. Management believes that a diversified approach has helped the Fund mitigate risk in an increasing default environment.[1] The quality of the Fund’s portfolio remained sound, with approximately 1.7% in defaulted assets as of December 31, 2008, the majority of which continued to pay current interest. This compared favorably to the Index, which reported 3.7% in defaulted assets as of December 31, 2008.

[1]	Diversification does not guarantee a profit or eliminate risk of loss.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1
By total investments

Alltel Communications	1.7%
HCA, Inc.	1.4
Georgia-Pacific Corp.	1.2
SunGard Data Systems, Inc.	1.2
Aramark Corp.	1.1
Charter Communications Operating, Inc.	1.1
Community Health Systems, Inc.	1.1
PanAmSat Corp.	1.0
Health Management Association, Inc.	0.9
NRG Energy, Inc.	0.9

[1]	Reflects the Fund’s investments as of 12/31/08. Top Ten Holdings represented 11.6% of the Fund’s total investments and are shown as a percentage of the Fund’s total investments.
Top Five Industries2
By total investments

Healthcare	11.2%
Business Equipment and Services	7.8
Cable and Satellite Television	6.1
Chemicals and Plastics	5.5
Publishing	4.9

[2]	Reflects the Fund’s investments as of 12/31/08. Industries are shown as a percentage of the Fund’s total investments.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	1.7%
Ba	52.7
B	38.3
Caa	2.1
Non-Rated[4]	5.2

[3]	Credit Quality ratings are those provided by Moody’s Investors Service, Inc., a nationally recognized bond rating service, as of 12/31/08. Reflects the Fund’s total loan investments as of 12/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently-issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[4]	Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to loans rated by an independent rating agency in one of the categories listed above.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related sales charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Fund Performance1
Average Annual Total Returns (at net asset value)

One Year	-27.17%
Five Years	-3.56
Life of Fund†	-1.77

†	Inception date: 5/2/01

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown.
Total Annual
Operating Expenses2

Expense Ratio	1.16%

[2]	From the Fund’s Prospectus dated 5/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Sources: Standard & Poors; Bloomberg, L.P.; Investment operations commenced on 5/2/01.
The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is not possible to invest directly in an Index. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual	$1,000.00	$729.60	$5.48

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,018.80	$6.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. Expenses shown do not include insurance-related charges.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 93.8%(1)
Principal
Amount	Borrower/Tranche Description	Value

Aerospace and Defense — 1.8%

AWAS Capital, Inc.
$1,691,611	Term Loan, 3.25%, Maturing March 22, 2013	$1,076,993
Colt Defense, LLC
992,428	Term Loan, 4.04%, Maturing July 9, 2014	793,942
DAE Aviation Holdings, Inc.
287,234	Term Loan, 6.28%, Maturing July 31, 2014	150,798
283,154	Term Loan, 7.17%, Maturing July 31, 2014	148,656
Evergreen International Aviation
372,547	Term Loan, 9.00%, Maturing October 31, 2011	227,254
Hawker Beechcraft Acquisition
3,469,494	Term Loan, 2.79%, Maturing March 26, 2014	1,823,219
203,728	Term Loan, 3.46%, Maturing March 26, 2014	107,059
Hexcel Corp.
213,766	Term Loan, 5.14%, Maturing March 1, 2012	180,633
PGS Solutions, Inc.
1,827,339	Term Loan, 4.41%, Maturing February 14, 2013	1,105,540
TransDigm, Inc.
2,425,000	Term Loan, 3.50%, Maturing June 23, 2013	1,955,762
Vought Aircraft Industries, Inc.
1,849,291	Term Loan, 2.97%, Maturing December 17, 2011	1,349,982
497,650	Term Loan, 7.50%, Maturing December 22, 2011	394,388
Wesco Aircraft Hardware Corp.
2,413,313	Term Loan, 2.72%, Maturing September 29, 2013	1,846,184

		$11,160,410

Air Transport — 0.6%

Delta Air Lines, Inc.
$1,000,000	Term Loan, 5.12%, Maturing April 30, 2012	$645,500
689,500	Term Loan — Second Lien, 5.15%, Maturing April 30, 2014	350,955
Northwest Airlines, Inc.
3,488,055	DIP Loan, 3.44%, Maturing August 21, 2009	2,577,425

		$3,573,880

Automotive — 3.2%

Accuride Corp.
$4,098,258	Term Loan, 5.56%, Maturing January 31, 2012	$2,835,482
Adesa, Inc.
3,254,186	Term Loan, 3.71%, Maturing October 18, 2013	1,850,818
Affina Group, Inc.
268,350	Term Loan, 6.42%, Maturing November 30, 2011	136,858
Allison Transmission, Inc.
1,972,089	Term Loan, 4.58%, Maturing September 30, 2014	1,111,412
Chrysler Financial
2,671,486	Term Loan, 6.00%, Maturing August 1, 2014	1,404,438
Dayco Products, LLC
1,409,398	Term Loan, 6.77%, Maturing June 21, 2011	481,545
Delphi Corp.
1,361,357	DIP Loan, 0.00%, Maturing June 30, 2009(2)	288,154
1,000,000	DIP Loan, 9.25%, Maturing June 30, 2009	593,333
138,644	DIP Loan, 9.50%, Maturing June 30, 2009	29,346
Dollar Thrifty Automotive Group, Inc.
427,500	Term Loan, 3.44%, Maturing June 15, 2014	106,875
Federal-Mogul Corp.
1,230,675	Term Loan, 3.49%, Maturing December 27, 2014	549,189
1,945,265	Term Loan, 2.64%, Maturing December 27, 2015	868,074
Ford Motor Co.
2,444,127	Term Loan, 5.00%, Maturing December 15, 2013	995,982
General Motors Corp.
5,641,260	Term Loan, 5.80%, Maturing November 29, 2013	2,592,966
Goodyear Tire & Rubber Co.
4,425,000	Term Loan — Second Lien, 2.22%, Maturing April 30, 2010	2,843,062
Keystone Automotive Operations, Inc.
955,705	Term Loan, 5.31%, Maturing January 12, 2012	394,228
LKQ Corp.
664,617	Term Loan, 3.45%, Maturing October 12, 2014	501,786
Tenneco Automotive, Inc.
525,000	Term Loan, 4.91%, Maturing March 17, 2014	330,750
TriMas Corp.
187,500	Term Loan, 4.45%, Maturing August 2, 2011	106,875
1,290,412	Term Loan, 5.01%, Maturing August 2, 2013	735,535
TRW Automotive, Inc.
911,125	Term Loan, 5.21%, Maturing February 2, 2014	611,365
United Components, Inc.
963,513	Term Loan, 4.39%, Maturing June 30, 2010	669,642

		$20,037,715

Beverage and Tobacco — 0.4%

Constellation Brands, Inc.
$619,152	Term Loan, 3.51%, Maturing June 5, 2013	$549,884
Culligan International Co.
1,793,063	Term Loan, 3.30%, Maturing November 24, 2014	989,173
Van Houtte, Inc.
868,978	Term Loan, 3.96%, Maturing July 19, 2014	521,387
118,497	Term Loan, 3.96%, Maturing July 19, 2014	71,098

		$2,131,542

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Brokers, Dealers and Investment Houses — 0.1%

AmeriTrade Holding Corp.
$728,837	Term Loan, 2.38%, Maturing December 31, 2012	$615,184

		$615,184

Building and Development — 2.5%

AIMCO Properties, L.P.
$1,225,000	Term Loan, 2.94%, Maturing March 23, 2011	$857,500
Beacon Sales Acquisition, Inc.
1,649,317	Term Loan, 5.61%, Maturing September 30, 2013	1,113,289
Brickman Group Holdings, Inc.
1,674,220	Term Loan, 3.44%, Maturing January 23, 2014	1,021,274
Building Materials Corp. of America
784,139	Term Loan, 6.63%, Maturing February 22, 2014	478,815
Capital Automotive (REIT)
325,592	Term Loan, 3.19%, Maturing December 16, 2010	134,469
Contech Construction Products
758,101	Term Loan, 3.88%, Maturing January 13, 2013	435,908
Epco/Fantome, LLC
220,000	Term Loan, 3.10%, Maturing November 23, 2010	206,800
General Growth Properties, Inc.
348,684	Term Loan, 3.08%, Maturing February 24, 2011	107,843
LNR Property Corp.
1,980,000	Term Loan, 6.69%, Maturing July 3, 2011	940,500
Mueller Water Products, Inc.
3,879,003	Term Loan, 4.47%, Maturing May 24, 2014	2,632,873
NCI Building Systems, Inc.
187,047	Term Loan, 3.59%, Maturing June 18, 2010	168,810
Panolam Industries Holdings, Inc.
1,686,869	Term Loan, 3.21%, Maturing September 30, 2012	1,096,465
Re/Max International, Inc.
489,444	Term Loan, 6.09%, Maturing December 17, 2012	345,058
Realogy Corp.
543,242	Term Loan, 3.44%, Maturing September 1, 2014	342,695
2,017,758	Term Loan, 5.71%, Maturing September 1, 2014	1,272,868
South Edge, LLC
750,000	Term Loan, 0.00%, Maturing October 31, 2009(2)	103,125
Standard Pacific Corp.
450,000	Term Loan, 3.90%, Maturing May 5, 2013	256,500
TRU 2005 RE Holding Co.
4,950,000	Term Loan, 4.87%, Maturing December 9, 2009	2,330,623
Wintergames Acquisition ULC
2,314,111	Term Loan, 7.97%, Maturing April 24, 2009	1,515,742

		$15,361,157

Business Equipment and Services — 7.7%

ACCO Brands Corp.
$1,340,476	Term Loan, 7.81%, Maturing August 17, 2012	$1,065,678
Activant Solutions, Inc.
956,312	Term Loan, 6.07%, Maturing May 1, 2013	609,649
1,420,991	Term Loan, 6.88%, Maturing May 2, 2013	905,882
Acxiom Corp.
1,230,000	Term Loan, 4.94%, Maturing September 15, 2012	811,800
Affiliated Computer Services
2,659,807	Term Loan, 2.47%, Maturing March 20, 2013	2,274,135
3,369,406	Term Loan, 3.32%, Maturing March 20, 2013	2,880,842
Affinion Group, Inc.
4,223,414	Term Loan, 4.65%, Maturing October 17, 2012	2,945,831
Allied Barton Security Service
897,920	Term Loan, 6.75%, Maturing February 20, 2015	776,701
Education Management, LLC
4,228,441	Term Loan, 3.25%, Maturing June 1, 2013	2,689,289
Euronet Worldwide, Inc.
880,000	Term Loan, 3.12%, Maturing April 4, 2012	717,200
Info USA, Inc.
980,000	Term Loan, 3.46%, Maturing February 14, 2012	759,500
Information Resources, Inc.
757,279	Term Loan, 3.91%, Maturing May 15, 2014	477,086
Intergraph Corp.
1,674,762	Term Loan, 4.18%, Maturing May 29, 2014	1,268,632
1,000,000	Term Loan — Second Lien, 8.18%, Maturing November 29, 2014	742,500
iPayment, Inc.
2,186,610	Term Loan, 3.36%, Maturing May 10, 2013	1,443,163
Kronos, Inc.
761,472	Term Loan, 3.71%, Maturing June 11, 2014	506,379
Language Line, Inc.
460,065	Term Loan, 4.71%, Maturing June 11, 2011	365,751
Mitchell International, Inc.
1,473,750	Term Loan, 3.50%, Maturing March 28, 2014	1,090,575
N.E.W. Holdings I, LLC
1,162,820	Term Loan, 5.39%, Maturing May 22, 2014	769,399
Protection One, Inc.
2,012,775	Term Loan, 2.71%, Maturing March 31, 2012	1,368,687
Quintiles Transnational Corp.
3,379,847	Term Loan, 3.46%, Maturing March 31, 2013	2,754,575
RiskMetrics Group Holdings, LLC
1,501,533	Term Loan, 3.46%, Maturing January 11, 2014	1,302,580
Sabre, Inc.
5,190,795	Term Loan, 4.80%, Maturing September 30, 2014	2,278,759
Safenet, Inc.
738,750	Term Loan, 7.75%, Maturing April 11, 2014	376,762

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Serena Software, Inc.
1,890,435	Term Loan, 4.25%, Maturing March 10, 2013	1,219,330
Sitel (Client Logic)
956,194	Term Loan, 9.16%, Maturing January 29, 2014	573,716
Solera Holdings, LLC
1,466,405	Term Loan, 3.75%, Maturing May 15, 2014	1,055,812
SunGard Data Systems, Inc.
9,855,021	Term Loan, 4.02%, Maturing February 11, 2013	6,809,819
673,313	Term Loan, 6.75%, Maturing February 28, 2014	520,976
TDS Investor Corp.
1,367,022	Term Loan, 3.07%, Maturing August 23, 2013	606,616
3,462,368	Term Loan, 3.71%, Maturing August 23, 2013	1,558,066
274,294	Term Loan, 6.01%, Maturing August 23, 2013	121,718
Transaction Network Services, Inc.
368,463	Term Loan, 3.88%, Maturing May 4, 2012	309,509
URS Corp.
397,774	Term Loan, 5.73%, Maturing May 15, 2013	346,063
Valassis Communications, Inc.
1,437,493	Term Loan, 3.21%, Maturing March 2, 2014	711,559
VWR International, Inc.
1,175,000	Term Loan, 2.96%, Maturing June 28, 2013	800,959
West Corp.
3,443,762	Term Loan, 3.47%, Maturing October 24, 2013	2,148,663

		$47,964,161

Cable and Satellite Television — 6.0%

Atlantic Broadband Finance, LLC
$363,696	Term Loan, 3.71%, Maturing February 10, 2011	$300,049
Bresnan Broadband Holdings, LLC
2,700,000	Term Loan, 4.58%, Maturing March 29, 2014	1,908,001
1,300,000	Term Loan, 6.06%, Maturing March 29, 2014	918,667
Cequel Communications, LLC
3,937,424	Term Loan, 6.16%, Maturing November 5, 2013	2,516,262
1,000,000	Term Loan — Second Lien, 7.69%, Maturing March 31, 2015	471,667
Charter Communications Operating, Inc.
8,350,097	Term Loan, 5.06%, Maturing April 28, 2013	6,179,071
994,987	Term Loan, 8.50%, Maturing March 6, 2014	793,503
CSC Holdings, Inc.
4,728,119	Term Loan, 2.95%, Maturing March 29, 2013	4,056,333
CW Media Holdings, Inc.
444,375	Term Loan, 4.71%, Maturing February 16, 2015	293,287
DirectTV Holdings, LLC
1,789,018	Term Loan, 2.90%, Maturing April 13, 2013	1,570,981
995,000	Term Loan, 5.25%, Maturing April 13, 2013	890,110
Foxco Acquisition Sub., LLC
2,069,813	Term Loan, 7.25%, Maturing July 14, 2015	1,303,982
Insight Midwest Holdings, LLC
3,712,500	Term Loan, 3.91%, Maturing April 6, 2014	2,796,749
MCC Iowa, LLC
1,000,793	Term Loan, 1.95%, Maturing March 31, 2010	833,160
Mediacom Broadband Group
1,234,899	Term Loan, 2.02%, Maturing January 31, 2015	816,268
1,979,811	Term Loan, 2.02%, Maturing January 31, 2015	1,308,655
1,492,500	Term Loan, 6.50%, Maturing January 3, 2016	1,253,700
Mediacom Illinois, LLC
4,220,433	Term Loan, 1.95%, Maturing January 31, 2015	2,701,077
NTL Investment Holdings, Ltd.
1,490,032	Term Loan, 5.83%, Maturing March 30, 2012	1,154,775
UPC Broadband Holding B.V.
7,500,000	Term Loan, 3.18%, Maturing December 31, 2014	5,062,500

		$37,128,797

Chemicals and Plastics — 5.5%

AZ Chem US, Inc.
$929,232	Term Loan, 2.46%, Maturing February 28, 2013	$591,612
Brenntag Holding GmbH and Co. KG
255,273	Term Loan, 5.07%, Maturing December 23, 2013	186,987
2,763,182	Term Loan, 5.07%, Maturing December 23, 2013	2,024,031
1,000,000	Term Loan — Second Lien, 7.79%, Maturing December 23, 2015	590,000
Celanese Holdings, LLC
6,806,022	Term Loan, 5.55%, Maturing April 2, 2014	4,679,140
Cognis GmbH
975,000	Term Loan, 5.33%, Maturing September 15, 2013	588,900
Columbian Chemicals Acquisition
1,309,601	Term Loan, 4.71%, Maturing March 16, 2013	694,089
Foamex L.P.
1,146,575	Term Loan, 7.69%, Maturing February 12, 2013	381,236
Georgia Gulf Corp.
2,089,447	Term Loan, 7.41%, Maturing October 3, 2013	1,394,706
Hexion Specialty Chemicals, Inc.
492,500	Term Loan, 3.75%, Maturing May 5, 2012	179,762
493,312	Term Loan, 3.75%, Maturing May 5, 2013	207,684
1,673,772	Term Loan, 5.50%, Maturing May 5, 2013	702,984
2,276,759	Term Loan, 6.19%, Maturing May 5, 2013	958,516
Huish Detergents, Inc.
591,000	Term Loan, 2.23%, Maturing April 26, 2014	423,550

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Huntsman International, LLC
3,629,268	Term Loan, 2.22%, Maturing August 16, 2012	2,259,220
INEOS Group
4,500,832	Term Loan, 8.20%, Maturing December 14, 2013	1,997,244
4,500,832	Term Loan, 8.70%, Maturing December 14, 2014	1,995,367
Innophos, Inc.
1,587,681	Term Loan, 3.46%, Maturing August 10, 2010	1,397,159
Invista B.V.
194,000	Term Loan, 2.96%, Maturing April 30, 2010	147,440
481,826	Term Loan, 2.71%, Maturing April 29, 2011	366,187
143,757	Term Loan, 2.71%, Maturing April 29, 2011	109,255
ISP Chemco, Inc.
2,758,000	Term Loan, 3.33%, Maturing June 4, 2014	1,880,038
Kleopatra
1,175,000	Term Loan, 6.82%, Maturing January 3, 2016	602,187
Kranton Polymers, LLC
1,711,514	Term Loan, 5.31%, Maturing May 12, 2013	924,217
Lucite International Group Holdings
1,689,390	Term Loan, 2.72%, Maturing July 7, 2013	1,354,328
522,473	Term Loan, 2.72%, Maturing July 7, 2013	412,754
MacDermid, Inc.
2,280,738	Term Loan, 5.76%, Maturing April 12, 2014	1,471,076
Millenium Inorganic Chemicals
786,905	Term Loan, 3.71%, Maturing April 30, 2014	542,964
Momentive Performance Material
2,123,503	Term Loan, 2.75%, Maturing December 4, 2013	1,385,585
MSCI, Inc.
990,000	Term Loan, 4.70%, Maturing November 5, 2014	831,600
Propex Fabrics, Inc.
160,455	Term Loan, 7.25%, Maturing July 31, 2012(6)	46,933
Rockwood Specialties Group, Inc.
2,839,940	Term Loan, 3.55%, Maturing December 10, 2012	2,305,424
Solo Cup Co.
168,731	Term Loan, 5.28%, Maturing February 27, 2011	139,203

		$33,771,378

Clothing/Textiles — 0.3%

Hanesbrands, Inc.
$1,157,902	Term Loan, 5.16%, Maturing September 5, 2013	$930,824
The William Carter Co.
1,035,962	Term Loan, 3.32%, Maturing July 14, 2012	854,669

		$1,785,493

Conglomerates — 2.8%

Amsted Industries, Inc.
$2,474,823	Term Loan, 6.41%, Maturing October 15, 2010	$1,522,016
463,241	Term Loan, 4.14%, Maturing April 5, 2013	284,893
Doncasters (Dunde HoldCo 4 Ltd.)
675,760	Term Loan, 4.39%, Maturing July 13, 2015	452,759
675,760	Term Loan, 4.89%, Maturing July 13, 2015	452,759
GenTek, Inc.
681,846	Term Loan, 5.98%, Maturing February 28, 2011	593,206
Jarden Corp.
2,166,320	Term Loan, 3.21%, Maturing January 24, 2012	1,629,073
86,700	Term Loan, 3.21%, Maturing January 24, 2012	65,199
1,979,916	Term Loan, 3.96%, Maturing January 24, 2012	1,546,314
Johnson Diversey, Inc.
225,741	Term Loan, 5.19%, Maturing December 16, 2010	196,395
1,990,433	Term Loan, 5.19%, Maturing December 16, 2011	1,731,677
Polymer Group, Inc.
1,451,402	Term Loan, 3.38%, Maturing November 22, 2012	1,037,753
RBS Global, Inc.
1,684,608	Term Loan, 5.76%, Maturing July 19, 2013	1,221,341
2,401,639	Term Loan, 5.90%, Maturing July 19, 2013	1,741,189
RGIS Holdings, LLC
2,322,961	Term Loan, 3.75%, Maturing April 30, 2014	1,193,421
116,148	Term Loan, 3.96%, Maturing April 30, 2014	59,671
The Manitowoc Company Inc.
1,150,000	Term Loan, 6.50%, Maturing August 21, 2014	815,350
US Investigations Services, Inc.
3,287,080	Term Loan, 4.28%, Maturing February 21, 2015	2,391,351
Vertrue, Inc.
567,813	Term Loan, 4.46%, Maturing August 16, 2014	408,825

		$17,343,192

Containers and Glass Products — 2.7%

Berry Plastics Corp.
$3,688,078	Term Loan, 3.88%, Maturing April 3, 2015	$2,381,115
Consolidated Container Co.
736,875	Term Loan, 3.13%, Maturing March 28, 2014	386,859
Crown Americas, Inc.
485,000	Term Loan, 2.95%, Maturing November 15, 2012	426,800
Graham Packaging Holdings Co.
6,406,005	Term Loan, 5.50%, Maturing October 7, 2011	4,665,705

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Containers and Glass Products (continued)

Graphic Packaging International, Inc.
5,965,465	Term Loan, 5.21%, Maturing May 16, 2014	4,213,939
492,613	Term Loan, 6.68%, Maturing May 16, 2014	368,228
JSG Acquisitions
195,000	Term Loan, 6.16%, Maturing December 2, 2013	119,600
195,000	Term Loan, 6.41%, Maturing December 1, 2014	119,600
Kranson Industries, Inc.
293,192	Term Loan, 3.75%, Maturing July 31, 2013	227,224
Owens-Brockway Glass Container
406,938	Term Loan, 2.70%, Maturing June 14, 2013	330,128
Pregis Corp.
1,257,750	Term Loan, 2.71%, Maturing October 12, 2011	1,006,200
Smurfit-Stone Container Corp.
240,169	Term Loan, 3.44%, Maturing November 1, 2011	155,938
597,272	Term Loan, 4.03%, Maturing November 1, 2011	397,186
1,483,820	Term Loan, 4.07%, Maturing November 1, 2011	963,423
505,255	Term Loan, 5.93%, Maturing November 1, 2011	335,995
Tegrant Holding Corp.
982,500	Term Loan, 4.21%, Maturing March 8, 2013	424,113

		$16,522,053

Cosmetics/Toiletries — 0.4%

American Safety Razor Co.
$2,166,342	Term Loan, 5.50%, Maturing July 31, 2013	$1,570,598
Bausch & Lomb, Inc.
1,030,546	Term Loan, 4.71%, Maturing April 30, 2015	706,660
260,239	Term Loan, 4.71%, Maturing April 30, 2015(3)	178,449
Prestige Brands, Inc.
218,313	Term Loan, 2.71%, Maturing April 7, 2011	175,742

		$2,631,449

Drugs — 1.0%

Chattem, Inc.
$630,570	Term Loan, 4.54%, Maturing January 2, 2013	$567,513
Graceway Pharmaceuticals, LLC
1,026,562	Term Loan, 4.21%, Maturing May 3, 2012	663,844
Pharmaceutical Holdings Corp.
176,446	Term Loan, 4.69%, Maturing January 30, 2012	142,921
Royal Pharma Finance Trust
491,250	Term Loan, 3.71%, Maturing April 16, 2013	437,212
Stiefel Laboratories, Inc.
1,233,888	Term Loan, 7.00%, Maturing December 28, 2013	900,739
1,613,195	Term Loan, 7.00%, Maturing December 28, 2013	1,177,632
Warner Chilcott Corp.
564,113	Term Loan, 3.46%, Maturing January 18, 2012	467,368
1,826,238	Term Loan, 3.46%, Maturing January 18, 2012	1,513,038

		$5,870,267

Ecological Services and Equipment — 0.6%

Big Dumpster Merger Sub, Inc.
$1,020,317	Term Loan, 2.71%, Maturing February 5, 2013	$510,159
Casella Waste Systems, Inc.
989,714	Term Loan, 3.68%, Maturing April 28, 2010	853,629
IESI Corp.
2,000,000	Term Loan, 3.63%, Maturing January 20, 2012	1,680,000
Sensus Metering Systems, Inc.
196,435	Term Loan, 4.16%, Maturing December 17, 2010	171,881
Synagro Technologies, Inc.
738,750	Term Loan, 4.24%, Maturing April 2, 2014	498,656
Wastequip, Inc.
429,607	Term Loan, 2.71%, Maturing February 5, 2013	214,804

		$3,929,129

Electronics/Electrical — 2.8%

Aspect Software, Inc.
$1,014,000	Term Loan, 4.56%, Maturing July 11, 2011	$537,420
Baldor Electric Co.
755,377	Term Loan, 3.72%, Maturing January 31, 2014	642,700
Fairchild Semiconductor Corp.
560,625	Term Loan, 2.96%, Maturing June 26, 2013	371,414
Freescale Semiconductor, Inc.
6,314,153	Term Loan, 3.93%, Maturing December 1, 2013	3,697,290
Infor Enterprise Solutions Holdings
2,472,399	Term Loan, 4.21%, Maturing July 28, 2012	1,312,431
1,446,109	Term Loan, 5.21%, Maturing July 28, 2012	744,746
754,491	Term Loan, 7.52%, Maturing July 28, 2012	388,563
Network Solutions, LLC
845,439	Term Loan, 3.30%, Maturing March 7, 2014	443,855
Open Solutions, Inc.
4,146,620	Term Loan, 5.96%, Maturing January 23, 2014	1,202,520
Sensata Technologies Finance Co.
4,864,711	Term Loan, 5.26%, Maturing April 27, 2013	2,505,326
Spectrum Brands, Inc.
120,609	Term Loan, 5.43%, Maturing March 30, 2013	67,541
2,349,453	Term Loan, 6.57%, Maturing March 30, 2013	1,315,694
SS&C Technologies, Inc.
1,481,068	Term Loan, 3.40%, Maturing November 23, 2012	1,044,153

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Electronics/Electrical (continued)

VeriFone, Inc.
1,922,674	Term Loan, 3.22%, Maturing October 31, 2013	1,288,191
Vertafore, Inc.
2,210,625	Term Loan, 4.66%, Maturing January 31, 2012	1,525,331

		$17,087,175

Equipment Leasing — 0.2%

The Hertz Corp.
$379,938	Term Loan, 3.28%, Maturing December 21, 2012	$226,696
2,085,468	Term Loan, 3.32%, Maturing December 21, 2012	1,244,330

		$1,471,026

Farming/Agriculture — 0.2%

BF Bolthouse HoldCo, LLC
$1,422,451	Term Loan, 6.19%, Maturing December 16, 2012	$1,066,838
Central Garden & Pet Co.
225,085	Term Loan, 1.97%, Maturing February 28, 2014	147,431

		$1,214,269

Financial Intermediaries — 1.6%

Asset Acceptence Capital Corp.
$2,022,869	Term Loan, 4.24%, Maturing June 5, 2013	$1,355,322
Citco III, Ltd.
2,999,664	Term Loan, 3.58%, Maturing June 30, 2014	1,837,294
E.A. Viner International Co.
381,300	Term Loan, 5.96%, Maturing July 31, 2013	219,247
Grosvenor Capital Management
1,636,997	Term Loan, 4.01%, Maturing December 5, 2013	867,608
INVESTools, Inc.
1,536,000	Term Loan, 3.71%, Maturing August 13, 2012	1,290,240
LPL Holdings, Inc.
3,165,370	Term Loan, 2.81%, Maturing December 18, 2014	2,279,066
Nuveen Investments, Inc.
1,538,375	Term Loan, 3.81%, Maturing June 28, 2013	609,581
Oxford Acquisition III, Ltd.
1,805,815	Term Loan, 5.58%, Maturing May 24, 2014	767,471
RJO Holdings Corp. (RJ O’Brien)
496,231	Term Loan, 4.88%, Maturing July 31, 2014(4)	357,286

		$9,583,115

Food Products — 2.4%

Acosta, Inc.
$2,888,525	Term Loan, 2.72%, Maturing July 28, 2013	$1,798,107
Advance Food Company, Inc.
19,800	Term Loan, 5.52%, Maturing March 16, 2014	12,573
229,250	Term Loan, 5.52%, Maturing March 16, 2014	145,574
Advantage Sales & Marketing, Inc.
3,077,931	Term Loan, 3.79%, Maturing March 29, 2013	1,946,791
American Seafoods Group, LLC
288,289	Term Loan, 5.51%, Maturing September 30, 2011	256,577
1,176,072	Term Loan, 5.51%, Maturing September 30, 2012	1,005,541
B&G Foods, Inc.
1,500,000	Term Loan, 4.20%, Maturing February 23, 2013	1,237,500
Birds Eye Foods, Inc.
732,494	Term Loan, 3.21%, Maturing March 22, 2013	596,982
Dean Foods Co.
3,441,219	Term Loan, 2.95%, Maturing April 2, 2014	2,909,058
Dole Food Company, Inc.
165,579	Term Loan, 2.71%, Maturing April 12, 2013	116,389
616,900	Term Loan, 4.70%, Maturing April 12, 2013	433,630
93,660	Term Loan, 6.82%, Maturing April 12, 2013	65,835
Michael Foods, Inc.
252,790	Term Loan, 3.88%, Maturing November 21, 2010	223,719
Pinnacle Foods Finance, LLC
3,078,125	Term Loan, 6.12%, Maturing April 2, 2014	2,120,828
Reddy Ice Group, Inc.
1,675,000	Term Loan, 6.50%, Maturing August 9, 2012	984,062
Wrigley Company
1,099,290	Term Loan, 7.75%, Maturing October 6, 2014	1,054,403

		$14,907,569

Food Service — 2.6%

AFC Enterprises, Inc.
$755,185	Term Loan, 3.75%, Maturing May 23, 2009	$513,526
Aramark Corp.
7,923,405	Term Loan, 3.33%, Maturing January 26, 2014	6,564,050
503,242	Term Loan, 4.49%, Maturing January 26, 2014	416,905
Buffets, Inc.
739,034	DIP Loan, 19.00%, Maturing July 22, 2009	720,558
417,921	Term Loan, 7.71%, Maturing July 22, 2009(6)	129,556
41,619	Term Loan, 7.71%, Maturing July 22, 2009(6)	12,902
127,070	Term Loan, 10.97%, Maturing May 1, 2013	33,483
855,283	Term Loan, 7.71%, Maturing November 1, 2013(6)	225,367
CBRL Group, Inc.
1,546,848	Term Loan, 4.69%, Maturing April 27, 2013	933,265

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Food Service (continued)

Denny’s, Inc.
123,333	Term Loan, 4.15%, Maturing March 31, 2012	91,267
422,174	Term Loan, 4.35%, Maturing March 31, 2012	312,409
JRD Holdings, Inc.
3,460,156	Term Loan, 4.08%, Maturing June 26, 2014	2,491,312
NPC International, Inc.
903,914	Term Loan, 4.12%, Maturing May 3, 2013	614,662
OSI Restaurant Partners, LLC
254,791	Term Loan, 4.07%, Maturing June 14, 2014	116,036
2,937,658	Term Loan, 2.81%, Maturing June 14, 2014	1,337,859
QCE Finance, LLC
1,473,633	Term Loan, 3.75%, Maturing May 5, 2013	789,867
Sagittarius Restaurants, LLC
223,739	Term Loan, 9.50%, Maturing March 29, 2013	76,631
Weight Watchers International, Inc.
980,000	Term Loan, 5.69%, Maturing January 26, 2014	829,734

		$16,209,389

Food/Drug Retailers — 2.2%

General Nutrition Centers, Inc.
$2,288,025	Term Loan, 4.89%, Maturing September 16, 2013	$1,525,351
Krispy Kreme Doughnut Corp.
339,350	Term Loan, 8.92%, Maturing February 16, 2014	296,931
Pantry, Inc. (The)
1,998,669	Term Loan, 3.19%, Maturing May 15, 2014	1,244,172
575,396	Term Loan, 3.19%, Maturing May 15, 2014	358,184
Rite Aid Corp.
6,106,362	Term Loan, 2.71%, Maturing June 1, 2014	3,633,286
2,932,650	Term Loan, 6.00%, Maturing June 4, 2014	1,891,559
Roundy’s Supermarkets, Inc.
4,860,034	Term Loan, 4.41%, Maturing November 3, 2011	3,408,099
Supervalu, Inc.
1,486,370	Term Loan, 2.69%, Maturing June 6, 2012	1,163,550

		$13,521,132

Forest Products — 1.6%

Appleton Papers, Inc.
$886,500	Term Loan, 4.53%, Maturing June 5, 2014	$653,794
Georgia-Pacific Corp.
2,650,417	Term Loan, 3.31%, Maturing December 20, 2012	2,177,760
6,365,689	Term Loan, 4.99%, Maturing December 20, 2012	5,230,477
Newpage Corp.
1,509,750	Term Loan, 5.31%, Maturing December 5, 2014	968,127
Xerium Technologies, Inc.
1,698,844	Term Loan, 6.96%, Maturing May 18, 2012	1,061,777

		$10,091,935

Healthcare — 11.0%

Accellent, Inc.
$1,464,773	Term Loan, 4.70%, Maturing November 22, 2012	$937,455
Advanced Medical Optics, Inc.
4,659,920	Term Loan, 4.38%, Maturing April 2, 2014	3,028,948
American Medical Systems
517,189	Term Loan, 2.75%, Maturing July 20, 2012	426,681
AMN Healthcare, Inc.
852,956	Term Loan, 3.21%, Maturing November 2, 2011	737,807
AMR HoldCo, Inc.
1,289,661	Term Loan, 4.18%, Maturing February 10, 2012	1,115,556
Biomet, Inc.
2,967,462	Term Loan, 4.46%, Maturing December 26, 2014	2,552,018
Bright Horizons Family Solutions, Inc.
796,000	Term Loan, 7.50%, Maturing May 15, 2015	535,973
Cardinal Health 409, Inc.
4,681,467	Term Loan, 3.71%, Maturing April 10, 2014	2,843,991
Carestream Health, Inc.
3,746,147	Term Loan, 5.42%, Maturing April 30, 2013	2,261,736
Community Health Systems, Inc.
422,136	Term Loan, 3.40%, Maturing July 25, 2014(3)	330,744
8,251,857	Term Loan, 4.45%, Maturing July 25, 2014	6,465,330
Concentra, Inc.
467,875	Term Loan, 3.71%, Maturing June 25, 2014	285,404
ConMed Corp.
677,066	Term Loan, 2.93%, Maturing April 13, 2013	521,341
CRC Health Corp.
1,686,193	Term Loan, 3.71%, Maturing February 6, 2013	1,025,767
764,684	Term Loan, 3.71%, Maturing February 6, 2013	465,183
DaVita, Inc.
3,056,280	Term Loan, 3.30%, Maturing October 5, 2012	2,686,253
DJO Finance, LLC
544,500	Term Loan, 3.91%, Maturing May 20, 2014	386,595
Fresenius Medical Care Holdings
1,258,291	Term Loan, 2.97%, Maturing March 31, 2013	1,094,713
Fresenius SE
324,947	Term Loan, 6.75%, Maturing September 10, 2014	296,514
175,053	Term Loan, 6.75%, Maturing September 10, 2014	159,736
Hanger Orthopedic Group, Inc.
302,508	Term Loan, 2.48%, Maturing May 30, 2013	242,006

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Healthcare (continued)

HCA, Inc.
11,094,276	Term Loan, 3.71%, Maturing November 18, 2013	8,771,412
Health Management Association, Inc.
9,037,375	Term Loan, 3.21%, Maturing February 28, 2014	5,609,625
HealthSouth Corp.
3,764,017	Term Loan, 4.70%, Maturing March 10, 2013	2,917,113
Ikaria Acquisition, Inc.
801,897	Term Loan, 5.67%, Maturing March 28, 2013	581,376
IM U.S. Holdings, LLC
1,330,984	Term Loan, 3.72%, Maturing June 26, 2014	885,105
Invacare Corp.
960,802	Term Loan, 5.02%, Maturing February 12, 2013	761,436
inVentiv Health, Inc.
1,581,009	Term Loan, 3.21%, Maturing July 6, 2014	1,260,854
Invitrogen Corp.
2,992,500	Term Loan, 5.25%, Maturing November 21, 2015	2,812,950
LifePoint Hospitals, Inc.
1,449,394	Term Loan, 3.82%, Maturing April 15, 2012	1,220,209
MultiPlan Merger Corp.
1,819,685	Term Loan, 3.00%, Maturing April 12, 2013	1,307,139
2,464,890	Term Loan, 3.00%, Maturing April 12, 2013	1,770,612
Mylan, Inc.
1,374,456	Term Loan, 4.96%, Maturing October 2, 2014	1,179,741
National Mentor Holdings, Inc.
1,198,366	Term Loan, 3.46%, Maturing June 29, 2013	778,938
73,271	Term Loan, 4.23%, Maturing June 29, 2013	47,626
National Rental Institutes, Inc.
231,764	Term Loan, 3.75%, Maturing March 31, 2013	139,059
Physiotherapy Associates, Inc.
532,503	Term Loan, 7.50%, Maturing June 27, 2013	312,845
Psychiatric Solutions, Inc.
989,558	Term Loan, 3.07%, Maturing May 31, 2014	783,401
RadNet Management, Inc.
962,601	Term Loan, 6.45%, Maturing November 15, 2012	721,951
ReAble Therapeutics Finance, LLC
3,786,277	Term Loan, 3.46%, Maturing November 16, 2013	2,688,257
Renal Advantage, Inc.
753,653	Term Loan, 4.50%, Maturing October 5, 2012	516,252
Select Medical Holdings Corp.
2,755,336	Term Loan, 4.15%, Maturing February 24, 2012	1,925,291
Sunrise Medical Holdings, Inc.
442,976	Term Loan, 5.54%, Maturing May 13, 2010	303,261
TZ Merger Sub., Inc. (TriZetto)
1,221,938	Term Loan, 7.50%, Maturing July 24, 2015	947,002
Vanguard Health Holding Co., LLC
1,967,847	Term Loan, 3.30%, Maturing September 23, 2011	1,618,555
Viant Holdings, Inc.
394,000	Term Loan, 3.71%, Maturing June 25, 2014	202,910

		$68,462,671

Home Furnishings — 1.5%

Hunter Fan Co.
$260,675	Term Loan, 4.74%, Maturing April 16, 2014	$146,630
Interline Brands, Inc.
1,681,338	Term Loan, 2.00%, Maturing June 23, 2013	1,080,259
1,167,319	Term Loan, 2.00%, Maturing June 23, 2013	750,003
National Bedding Co., LLC
4,465,928	Term Loan, 3.75%, Maturing August 31, 2011	2,601,403
1,290,884	Term Loan — Second Lien, 6.64%, Maturing August 31, 2012	617,472
Oreck Corp.
487,310	Term Loan, 4.93%, Maturing February 2, 2012(4)	190,538
Sealy Mattress Co.
1,800,000	Term Loan, 6.60%, Maturing August 25, 2011	1,521,000
1,175,999	Term Loan, 6.40%, Maturing August 25, 2012	931,979
Simmons Co.
2,777,728	Term Loan, 9.40%, Maturing December 19, 2011	1,506,918

		$9,346,202

Industrial Equipment — 1.9%

Brand Energy and Infrastructure Services, Inc.
$543,125	Term Loan, 4.81%, Maturing February 7, 2014	$285,141
Bucyrus International, Inc.
493,750	Term Loan, 4.66%, Maturing May 4, 2014	414,750
CEVA Group PLC U.S.
1,748,168	Term Loan, 5.03%, Maturing January 4, 2014	952,752
739,797	Term Loan, 5.05%, Maturing January 4, 2014	403,189
484,835	Term Loan, 6.76%, Maturing January 4, 2014	264,235
EPD Holdings (Goodyear Engineering Products)
253,688	Term Loan, 4.38%, Maturing July 13, 2014	138,894
1,773,494	Term Loan, 4.38%, Maturing July 13, 2014	970,988
Flowserve Corp.
229,041	Term Loan, 2.99%, Maturing August 10, 2012	206,137
Generac Acquisition Corp.
1,277,719	Term Loan, 6.65%, Maturing November 7, 2013	729,577
Gleason Corp.
336,936	Term Loan, 4.91%, Maturing June 30, 2013	227,431
174,893	Term Loan, 4.91%, Maturing June 30, 2013	118,053
Itron, Inc.
279,433	Term Loan, 3.19%, Maturing April 18, 2014	226,340

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Industrial Equipment (continued)

Jason, Inc.
270,036	Term Loan, 3.97%, Maturing April 30, 2010	198,477
John Maneely Co.
2,364,910	Term Loan, 7.71%, Maturing December 8, 2013	1,359,823
Kinetek Acquisition Corp.
455,795	Term Loan, 2.96%, Maturing November 10, 2013	319,057
46,773	Term Loan, 2.96%, Maturing November 10, 2013	32,741
LN Acquisitions Corp.
134,318	Term Loan, 4.37%, Maturing July 11, 2014	102,082
358,182	Term Loan, 4.37%, Maturing July 11, 2014	272,218
Polypore, Inc.
4,632,718	Term Loan, 3.93%, Maturing July 3, 2014	2,733,304
Sequa Corp.
1,991,593	Term Loan, 4.67%, Maturing November 30, 2014	1,131,225
TFS Acquisition Corp.
1,197,437	Term Loan, 4.96%, Maturing August 11, 2013	538,847

		$11,625,261

Insurance — 1.6%

Alliant Holdings I, Inc.
$691,250	Term Loan, 4.46%, Maturing August 21, 2014	$414,750
AmWINS Group, Inc.
492,500	Term Loan, 4.16%, Maturing June 8, 2013	290,575
Applied Systems, Inc.
928,145	Term Loan, 4.24%, Maturing September 26, 2013	719,312
CCC Information Services Group, Inc.
781,656	Term Loan, 3.72%, Maturing February 10, 2013	515,893
Conseco, Inc.
4,412,430	Term Loan, 3.83%, Maturing October 10, 2013	2,857,048
Crawford & Company
870,357	Term Loan, 3.96%, Maturing October 31, 2013	704,989
Crump Group, Inc.
613,905	Term Loan, 3.47%, Maturing August 4, 2014	386,760
Getty Images, Inc.
2,211,094	Term Loan, 8.05%, Maturing July 2, 2015	1,978,929
Hub International Holdings, Inc.
2,075,975	Term Loan, 3.96%, Maturing June 13, 2014	1,204,065
466,530	Term Loan, 6.26%, Maturing June 13, 2014	270,588
U.S.I. Holdings Corp.
1,774,234	Term Loan, 4.21%, Maturing May 4, 2014	762,921

		$10,105,830

Leisure Goods/Activities/ Movies — 4.8%

AMC Entertainment, Inc.
$4,622,023	Term Loan, 2.22%, Maturing January 26, 2013	$3,378,699
AMF Bowling Worldwide, Inc.
492,500	Term Loan, 4.59%, Maturing June 8, 2013	209,313
Bombardier Recreational Products
2,483,586	Term Loan, 5.73%, Maturing June 28, 2013	1,229,375
Carmike Cinemas, Inc.
610,280	Term Loan, 5.33%, Maturing May 19, 2012	436,351
1,206,507	Term Loan, 6.13%, Maturing May 19, 2012	862,652
Cedar Fair, L.P.
3,668,545	Term Loan, 3.44%, Maturing August 30, 2012	2,335,642
Cinemark, Inc.
3,926,249	Term Loan, 3.58%, Maturing October 5, 2013	2,857,748
Dave & Buster’s, Inc.
47,813	Term Loan, 4.50%, Maturing March 8, 2013	32,991
121,563	Term Loan, 4.50%, Maturing March 8, 2013	83,878
Deluxe Entertainment Services
104,273	Term Loan, 3.71%, Maturing January 28, 2011	46,923
1,065,018	Term Loan, 4.27%, Maturing January 28, 2011	479,258
59,055	Term Loan, 6.01%, Maturing January 28, 2011	26,575
DW Funding, LLC
627,044	Term Loan, 5.93%, Maturing April 30, 2011	517,311
Easton-Bell Sports, Inc.
1,954,792	Term Loan, 5.28%, Maturing March 16, 2012	1,395,233
Fender Musical Instruments Corp.
705,901	Term Loan, 2.72%, Maturing June 9, 2014	405,893
1,399,263	Term Loan, 3.71%, Maturing June 9, 2014	804,576
Mega Blocks, Inc.
1,465,440	Term Loan, 8.75%, Maturing July 26, 2012	381,015
Metro-Goldwyn-Mayer Holdings, Inc.
2,956,507	Term Loan, 4.24%, Maturing April 8, 2012	1,263,907
248,373	Term Loan, 4.71%, Maturing April 8, 2012	106,180
National CineMedia, LLC
2,400,000	Term Loan, 3.75%, Maturing February 13, 2015	1,435,999
Regal Cinemas Corp.
5,410,952	Term Loan, 3.21%, Maturing November 10, 2010	3,980,058
Revolution Studios Distribution Co., LLC
577,770	Term Loan, 4.22%, Maturing December 21, 2014	352,440
Six Flags Theme Parks, Inc.
2,068,500	Term Loan, 3.68%, Maturing April 30, 2015	1,230,757
Ticketmaster
1,525,000	Term Loan, 6.64%, Maturing July 22, 2014	1,052,250
Universal City Development Partners, Ltd.
796,080	Term Loan, 6.45%, Maturing June 9, 2011	692,589
WMG Acquisition Corp.
3,929,246	Term Loan, 4.28%, Maturing February 28, 2011	3,025,519

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Leisure Goods/Activities/ Movies (continued)

Zuffa, LLC
1,479,975	Term Loan, 2.50%, Maturing June 20, 2016	885,518

		$29,508,650

Lodging and Casinos — 2.2%

Ameristar Casinos, Inc.
$728,716	Term Loan, 2.47%, Maturing November 10, 2012	$442,695
Green Valley Ranch Gaming, LLC
1,242,027	Term Loan, 4.25%, Maturing February 16, 2014	537,177
Harrah’s Operating Co.
1,985,000	Term Loan, 5.84%, Maturing January 28, 2015	1,166,896
1,588,000	Term Loan, 6.53%, Maturing January 28, 2015	929,863
Herbst Gaming, Inc.
70,357	Term Loan, 0.00%, Maturing December 2, 2011(2)	20,052
1,699,377	Term Loan, 0.00%, Maturing December 2, 2011(2)	484,323
Isle of Capri Casinos, Inc.
2,513,642	Term Loan, 3.21%, Maturing November 30, 2013	1,518,239
827,985	Term Loan, 3.21%, Maturing November 30, 2013	500,103
1,005,458	Term Loan, 3.21%, Maturing November 30, 2013	607,296
LodgeNet Entertainment Corp.
1,885,555	Term Loan, 3.46%, Maturing April 4, 2014	744,794
New World Gaming Partners, Ltd.
742,500	Term Loan, 6.55%, Maturing June 30, 2014	330,412
150,000	Term Loan, 6.55%, Maturing June 30, 2014	66,750
Penn National Gaming, Inc.
3,104,827	Term Loan, 3.56%, Maturing October 3, 2012	2,523,535
Venetian Casino Resort/Las Vegas Sands, Inc.
910,853	Term Loan, 5.52%, Maturing May 14, 2014	421,016
3,937,192	Term Loan, 5.52%, Maturing May 23, 2014	1,819,857
VML US Finance, LLC
83,333	Term Loan, 6.02%, Maturing May 25, 2012	40,469
166,667	Term Loan, 6.02%, Maturing May 25, 2013	80,938
900,000	Term Loan, 6.02%, Maturing May 25, 2013	437,063
Wimar OpCo, LLC
3,800,525	Term Loan, 6.50%, Maturing January 3, 2012	918,461

		$13,589,939

Nonferrous Metals/Minerals — 1.3%

Alpha Natural Resources, LLC
$279,750	Term Loan, 2.00%, Maturing October 26, 2012	$240,235
Compass Minerals Group, Inc.
2,003,328	Term Loan, 3.26%, Maturing December 22, 2012	1,820,524
Murray Energy Corp.
336,875	Term Loan, 6.94%, Maturing January 28, 2010	293,081
Noranda Aluminum Acquisition
4,774,118	Term Loan, 4.24%, Maturing May 18, 2014	2,864,471
Novelis, Inc.
454,023	Term Loan, 3.46%, Maturing June 28, 2014	292,845
998,852	Term Loan, 3.46%, Maturing June 28, 2014	644,259
Oxbow Carbon and Mineral Holdings
2,435,750	Term Loan, 2.84%, Maturing May 8, 2014	1,542,641
218,063	Term Loan, 5.76%, Maturing May 8, 2014	138,106
Tube City IMS Corp.
876,284	Term Loan, 3.46%, Maturing January 25, 2014	284,792
108,108	Term Loan, 5.76%, Maturing January 25, 2014	35,135

		$8,156,089

Oil and Gas — 2.2%

Atlas Pipeline Partners, L.P.
$1,120,000	Term Loan, 2.97%, Maturing July 20, 2014	$854,000
Big West Oil, LLC
687,500	Term Loan, 4.50%, Maturing May 1, 2014	309,375
546,875	Term Loan, 4.50%, Maturing May 1, 2014	246,094
Citgo Petroleum Corp.
440,459	Term Loan, 3.27%, Maturing November 15, 2012	256,568
Dresser, Inc.
2,426,442	Term Loan, 4.41%, Maturing May 4, 2014	1,537,758
Dynegy Holdings, Inc.
2,651,064	Term Loan, 2.94%, Maturing April 2, 2013	2,008,181
147,074	Term Loan, 2.94%, Maturing April 2, 2013	111,409
Energy Transfer Equity, L.P.
900,000	Term Loan, 4.14%, Maturing February 8, 2012	705,750
Enterprise GP Holdings, L.P.
800,000	Term Loan, 5.66%, Maturing October 31, 2014	664,000
Hercules Offshore, Inc.
492,500	Term Loan, 3.21%, Maturing July 6, 2013	325,050
IFM (US) Colonial Pipeline 2, LLC
392,995	Term Loan, 4.20%, Maturing February 27, 2012	314,396
Niska Gas Storage
94,085	Term Loan, 4.84%, Maturing May 13, 2011	67,976
86,017	Term Loan, 4.84%, Maturing May 13, 2011	62,147
127,508	Term Loan, 4.85%, Maturing May 13, 2011	92,125
843,257	Term Loan, 4.85%, Maturing May 12, 2013	609,253
Precision Drilling Corp. Tranche B-1
2,000,000	Term Loan, Maturing September 30, 2014(5)	1,630,000

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Oil and Gas (continued)

Targa Resources, Inc.
1,420,003	Term Loan, 5.76%, Maturing October 31, 2012	903,731
2,504,009	Term Loan, 5.93%, Maturing October 31, 2012	1,593,624
Volnay Acquisition Co.
1,494,000	Term Loan, 4.99%, Maturing January 12, 2014	1,193,333

		$13,484,770

Publishing — 4.8%

American Media Operations, Inc.
$2,021,954	Term Loan, 7.56%, Maturing January 31, 2013	$1,056,471
Black Press US Partnership
362,457	Term Loan, 4.20%, Maturing August 2, 2013	181,228
596,987	Term Loan, 4.20%, Maturing August 2, 2013	298,494
CanWest MediaWorks, Ltd.
2,080,918	Term Loan, 4.20%, Maturing July 10, 2014	1,082,077
Dex Media West, LLC
3,215,000	Term Loan, 7.13%, Maturing October 24, 2014	1,406,563
GateHouse Media Operating, Inc.
2,231,522	Term Loan, 4.20%, Maturing August 28, 2014	348,117
868,478	Term Loan, 4.25%, Maturing August 28, 2014	135,483
Idearc, Inc.
10,142,862	Term Loan, 3.42%, Maturing November 17, 2014	3,202,244
Laureate Education, Inc.
540,834	Term Loan, 3.75%, Maturing August 17, 2014	299,261
3,614,034	Term Loan, 3.75%, Maturing August 17, 2014	1,999,764
Local Insight Regatta Holdings, Inc.
1,343,250	Term Loan, 7.75%, Maturing April 23, 2015	631,328
MediaNews Group, Inc.
1,024,680	Term Loan, 2.96%, Maturing August 25, 2010	425,242
311,374	Term Loan, 2.96%, Maturing December 30, 2010	131,815
1,654,908	Term Loan, 4.21%, Maturing August 2, 2013	670,238
Merrill Communications, LLC
1,661,907	Term Loan, 4.32%, Maturing February 9, 2009	1,005,454
Nebraska Book Co., Inc.
494,923	Term Loan, 6.38%, Maturing March 4, 2011	292,005
1,811,482	Term Loan, 6.38%, Maturing March 4, 2011	1,068,774
Nelson Education, Ltd.
345,625	Term Loan, 3.96%, Maturing July 5, 2014	198,734
Newspaper Holdings, Inc.
350,000	Term Loan, 3.75%, Maturing July 24, 2014	192,500
Nielsen Finance, LLC
7,630,205	Term Loan, 4.24%, Maturing August 9, 2013	5,193,308
Penton Media, Inc.
984,962	Term Loan, 5.63%, Maturing February 1, 2013	392,343
Philadelphia Newspapers, LLC
472,051	Term Loan, 6.00%, Maturing June 29, 2013	106,211
R.H. Donnelley Corp.
836,813	Term Loan, 6.78%, Maturing June 30, 2010	481,167
Reader’s Digest Association, Inc. (The)
5,067,271	Term Loan, 4.08%, Maturing March 2, 2014	1,748,209
SGS International, Inc.
194,539	Term Loan, 4.13%, Maturing December 30, 2011	126,450
731,693	Term Loan, 4.14%, Maturing December 30, 2011	475,600
Source Interlink Companies, Inc.
994,962	Term Loan, 5.45%, Maturing August 1, 2014	572,103
Source Media, Inc.
638,642	Term Loan, 6.46%, Maturing November 8, 2011	335,287
Star Tribune Co. (The)
1,086,250	Term Loan, 0.00%, Maturing March 5, 2014(2)	221,323
TL Acquisitions, Inc.
1,382,500	Term Loan, 2.96%, Maturing July 5, 2014	908,609
Tribune Co.
3,413,545	Term Loan, 0.00%, Maturing May 17, 2009(2)	962,620
1,975,025	Term Loan, 0.00%, Maturing May 17, 2014(2)	383,485
Xsys, Inc.
645,050	Term Loan, 6.13%, Maturing September 27, 2013	303,174
132,027	Term Loan, 6.13%, Maturing September 27, 2013	62,053
638,552	Term Loan, 6.13%, Maturing September 27, 2014	300,120
134,855	Term Loan, 6.13%, Maturing September 27, 2014	63,382
Yell Group, PLC
4,350,000	Term Loan, 3.46%, Maturing February 10, 2013	2,544,750

		$29,805,986

Radio and Television — 3.6%

Block Communications, Inc.
$1,141,235	Term Loan, 3.46%, Maturing December 22, 2011	$930,106
Citadel Broadcasting Corp.
5,475,000	Term Loan, 2.83%, Maturing June 12, 2014	2,244,750
CMP Susquehanna Corp.
1,408,929	Term Loan, 2.97%, Maturing May 5, 2013	331,098
Cumulus Media, Inc.
1,299,200	Term Loan, 3.58%, Maturing June 11, 2014	422,240
Discovery Communications, Inc.
2,511,750	Term Loan, 3.46%, Maturing April 30, 2014	2,079,521
Emmis Operating Co.
1,407,415	Term Loan, 3.10%, Maturing November 2, 2013	598,151
Gray Television, Inc.
1,552,736	Term Loan, 4.84%, Maturing January 19, 2015	621,094
HIT Entertainment, Inc.
1,304,350	Term Loan, 4.71%, Maturing March 20, 2012	586,958
LBI Media, Inc.
243,125	Term Loan, 2.93%, Maturing March 31, 2012	121,563

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Radio and Television (continued)

Live Nation Worldwide, Inc.
764,804	Term Loan, 4.71%, Maturing December 21, 2013	615,668
Local TV Finance, LLC
985,000	Term Loan, 2.47%, Maturing May 7, 2013	329,975
NEP II, Inc.
810,554	Term Loan, 2.71%, Maturing February 16, 2014	567,388
Nexstar Broadcasting, Inc.
155,321	Term Loan, 3.21%, Maturing October 1, 2012	85,426
146,954	Term Loan, 3.21%, Maturing October 1, 2012	80,825
PanAmSat Corp.
2,696,687	Term Loan, 6.65%, Maturing January 3, 2014	2,059,112
2,695,872	Term Loan, 6.65%, Maturing January 3, 2014	2,058,490
2,695,872	Term Loan, 6.65%, Maturing January 3, 2014	2,058,490
Paxson Communications Corp.
250,000	Term Loan, 8.00%, Maturing January 15, 2012	93,750
Raycom TV Broadcasting, LLC
1,800,000	Term Loan, 3.44%, Maturing June 25, 2014	1,350,000
SFX Entertainment
113,531	Term Loan, 4.28%, Maturing June 21, 2013	91,393
Sirius Satellite Radio, Inc.
493,750	Term Loan, 5.44%, Maturing December 19, 2012	271,563
Spanish Broadcasting System, Inc.
850,716	Term Loan, 3.21%, Maturing June 10, 2012	249,543
Univision Communications, Inc.
1,885,250	Term Loan — Second Lien, 2.96%, Maturing September 29, 2009	1,329,101
6,716,667	Term Loan, 2.71%, Maturing September 29, 2014	2,761,296
Young Broadcasting, Inc.
705,177	Term Loan, 5.24%, Maturing November 3, 2012	261,797
523,337	Term Loan, 5.24%, Maturing November 3, 2012	194,289

		$22,393,587

Rail Industries — 0.3%

Kansas City Southern Railway Co.
$1,564,899	Term Loan, 4.07%, Maturing April 28, 2013	$1,291,042
Rail America, Inc.
57,760	Term Loan, 7.88%, Maturing August 14, 2009	49,385
892,240	Term Loan, 7.88%, Maturing August 13, 2010	762,865

		$2,103,292

Retailers (Except Food and Drug) — 1.9%

Amscan Holdings, Inc.
$343,875	Term Loan, 3.93%, Maturing May 25, 2013	$227,817
Claire’s Stores, Inc.
246,250	Term Loan, 3.52%, Maturing May 29, 2014	97,816
Cumberland Farms, Inc.
1,459,645	Term Loan, 2.93%, Maturing September 29, 2013	1,189,611
Educate, Inc.
406,479	Term Loan, 3.75%, Maturing June 14, 2013	245,920
FTD, Inc.
1,275,000	Term Loan, 7.14%, Maturing July 31, 2014	1,115,625
Harbor Freight Tools USA, Inc.
608,051	Term Loan, 9.75%, Maturing July 15, 2010	345,069
Josten’s Corp.
1,718,131	Term Loan, 5.17%, Maturing October 4, 2011	1,443,230
Neiman Marcus Group, Inc.
2,083,824	Term Loan, 4.19%, Maturing April 5, 2013	1,337,435
Orbitz Worldwide, Inc.
839,375	Term Loan, 4.26%, Maturing July 25, 2014	377,719
Oriental Trading Co., Inc.
1,905,996	Term Loan, 4.56%, Maturing July 31, 2013	1,081,653
Pep Boys — Manny, Moe, & Jack, (The)
1,475,931	Term Loan, 4.18%, Maturing January 27, 2011	944,596
Rent-A-Center, Inc.
1,567,506	Term Loan, 3.25%, Maturing November 15, 2012	1,316,705
Rover Acquisition Corp.
735,000	Term Loan, 4.48%, Maturing October 26, 2013	463,050
Savers, Inc.
111,929	Term Loan, 4.63%, Maturing August 11, 2012	83,947
122,449	Term Loan, 4.63%, Maturing August 11, 2012	91,837
The Yankee Candle Company, Inc.
3,218,166	Term Loan, 3.40%, Maturing February 6, 2014	1,654,137

		$12,016,167

Steel — 0.3%

Algoma Acquisition Corp.
$1,801,784	Term Loan, 4.42%, Maturing June 20, 2013	$1,117,106
Niagara Corp.
1,982,393	Term Loan, 5.46%, Maturing June 29, 2014	911,901

		$2,029,007

Surface Transport — 0.2%

Gainey Corp.
$944,708	Term Loan, 0.00%, Maturing April 20, 2012(2)(6)	$124,387
Oshkosh Truck Corp.
924,404	Term Loan, 3.42%, Maturing December 6, 2013	544,628
Swift Transportation Co., Inc.
1,877,907	Term Loan, 5.83%, Maturing May 10, 2014	686,777

		$1,355,792

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount	Borrower/Tranche Description	Value

Telecommunications — 4.2%

Alaska Communications Systems Holdings, Inc.
$331,767	Term Loan, 3.21%, Maturing February 1, 2012	$260,161
1,361,488	Term Loan, 3.21%, Maturing February 1, 2012	1,067,634
Alltel Communications
3,969,862	Term Loan, 4.37%, Maturing May 16, 2014	3,909,321
6,720,105	Term Loan, 3.94%, Maturing May 16, 2015	6,626,655
Asurion Corp.
4,250,000	Term Loan, 5.20%, Maturing July 13, 2012	2,903,281
Cellular South, Inc.
1,108,125	Term Loan, 3.17%, Maturing May 29, 2014	947,447
375,000	Term Loan, 5.26%, Maturing May 29, 2014	320,625
Centennial Cellular Operating Co., LLC
320,833	Term Loan, 3.51%, Maturing February 9, 2011	306,396
CommScope, Inc.
4,395,049	Term Loan, 3.97%, Maturing November 19, 2014	3,241,348
Crown Castle Operating Co.
368,438	Term Loan, 5.38%, Maturing January 9, 2014	254,590
FairPoint Communications, Inc.
1,375,000	Term Loan, 5.75%, Maturing March 31, 2015	876,563
Intelsat Subsidiary Holding Co.
269,500	Term Loan, 6.65%, Maturing July 3, 2013	219,104
Iowa Telecommunications Services
1,450,000	Term Loan, 3.22%, Maturing November 23, 2011	1,160,000
IPC Systems, Inc.
1,297,295	Term Loan, 3.71%, Maturing May 31, 2014	692,431
NTelos, Inc.
1,833,959	Term Loan, 2.72%, Maturing August 24, 2011	1,570,328
Stratos Global Corp.
188,000	Term Loan, 3.95%, Maturing February 13, 2012	156,510
Telesat Canada, Inc.
1,329,146	Term Loan, 6.10%, Maturing October 22, 2014	918,535
114,157	Term Loan, 6.77%, Maturing October 22, 2014	78,891
Windstream Corp.
810,414	Term Loan, 6.05%, Maturing July 17, 2013	695,268

		$26,205,088

Utilities — 2.8%

AEI Finance Holding, LLC
$248,694	Revolving Loan, 6.16%, Maturing March 30, 2012	$151,704
1,947,610	Term Loan, 4.46%, Maturing March 30, 2014	1,110,138
Astoria Generating Co.
947,037	Term Loan, 2.37%, Maturing February 23, 2013	778,464
BRSP, LLC
436,534	Term Loan, 5.55%, Maturing July 13, 2009	347,591
Calpine Corp.
2,468,837	DIP Loan, 4.34%, Maturing March 30, 2009	1,831,349
Covanta Energy Corp.
1,267,273	Term Loan, 3.23%, Maturing February 9, 2014	1,058,173
635,155	Term Loan, 5.55%, Maturing February 9, 2014	530,354
NRG Energy, Inc.
4,291,634	Term Loan, 2.67%, Maturing June 1, 2014	3,743,378
2,113,998	Term Loan, 2.96%, Maturing June 1, 2014	1,843,935
NSG Holdings, LLC
114,488	Term Loan, 3.50%, Maturing June 15, 2014	93,451
722,621	Term Loan, 3.50%, Maturing June 15, 2014	589,840
TXU Texas Competitive Electric Holdings Co., LLC
2,321,244	Term Loan, 5.36%, Maturing October 10, 2014	1,620,035
3,567,400	Term Loan, 5.58%, Maturing October 10, 2014	2,489,749
USPF Holdings, LLC
923,097	Term Loan, 2.95%, Maturing April 11, 2014	692,322
Vulcan Energy Corp.
776,840	Term Loan, 6.25%, Maturing July 23, 2010	644,777

		$17,525,260

Total Senior Floating-Rate Interests
(identified cost $877,087,893)		$581,625,008

Corporate Bonds & Notes — 0.2%
Principal
Amount
(000’s omitted)	Security	Value

Containers and Glass Products — 0.1%

Berry Plastics Corp., Sr. Notes, Variable Rate
$1,000	9.503%, 2/15/15	$695,000

		$695,000

Electronics/Electrical — 0.0%

NXP BV/NXP Funding, LLC, Variable Rate
$300	7.503%, 10/15/13	$100,875

		$100,875

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
$300	5.246%, 6/15/13	$225,000

		$225,000

Total Corporate Bonds & Notes
(identified cost $1,548,195)		$1,020,875

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 4.8%
Commercial Paper — 0.8%
Principal			Maturity
Amount	Borrower	Rate	Date	Value

$5,000,000	Societe Generale	0.28%	01/05/09	$4,999,845

Total Commercial Paper
(identified cost $4,999,845)				$4,999,845

Time Deposits — 2.8%
Principal			Maturity
Amount	Borrower	Rate	Date	Value

$8,617,000	BNP Paribas	0.01%	01/02/09	$8,617,000
8,505,000	Royal Bank of Canada	0.03%	01/02/09	8,505,000

Total Time Deposits
(identified cost $17,122,000)				$17,122,000

U.S. Government Agencies — 1.2%
Principal
Amount			Maturity
(000’s omitted)	Security	Rate	Date	Value

$1,500	Federal Home Loan Bank Discount Note	0.20%	01/15/09	$1,499,883
6,000	Federal National Mortgage Association Discount Note	0.01%	01/27/09	5,999,957

Total U.S. Government Agencies
(identified cost $7,499,840)				$7,499,840

Total Short-Term Investments
(identified cost $29,621,685)				$29,621,685

Total Investments — 98.8%
(identified cost $908,257,773)				$612,267,568

Less Unfunded Loan Commitments — (0.1)%				$(385,519)

Net Investments — 98.7%
(identified cost $907,872,254)				$611,882,049

Other Assets, Less Liabilities — 1.3%				$8,035,111

Net Assets — 100.0%				$619,917,160

Industry classifications included in the Portfolio of Investments are unaudited.
DIP - Debtor in Possession

REIT - Real Estate Investment Trust

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(3)	Unfunded or partially unfunded loan commitments. See Note 1H for description.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	This Senior Loan will settle after December 31, 2008, at which time the interest rate will be determined.

(6)	Represents a payment in kind security which may pay all or a portion of interest in additional par.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $907,872,254)	$611,882,049
Cash	6,439,868
Receivable for investments sold	201,856
Receivable for Fund shares sold	85,988
Interest receivable	4,087,994
Prepaid expenses	33,538

Total assets	$622,731,293

Liabilities

Payable for investments purchased	$1,600,000
Payable for Fund shares redeemed	118,014
Dividends payable	8,719
Payable to affiliate for investment adviser fee	295,797
Payable to affiliate for distribution fees	128,607
Payable to affiliate for Trustees’ fees	5,920
Payable for shareholder servicing fees	207,849
Accrued expenses	449,227

Total liabilities	$2,814,133

Net Assets	$619,917,160

Sources of Net Assets

Paid-in capital	$918,496,045
Accumulated net realized loss (computed on the basis of identified cost)	(2,970,693)
Accumulated undistributed net investment income	382,013
Net unrealized depreciation (computed on the basis of identified cost)	(295,990,205)

Total	$619,917,160

Net Asset Value, Offering Price and Redemption Price Per Share

($619,917,160 ÷ 94,197,351 shares of beneficial interest outstanding)
$6.58

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest	$51,382,296

Total investment income	$51,382,296

Expenses

Investment adviser fee	$4,226,262
Shareholder servicing fees	1,779,480
Trustees’ fees and expenses	22,710
Distribution fees	1,837,505
Printing and postage	328,576
Custodian fee	295,579
Legal and accounting services	93,575
Transfer and dividend disbursing agent fees	11,980
Interest expense and fees	146,513
Miscellaneous	39,759

Total expenses	$8,781,939

Deduct —
Reduction of custodian fee	$17,065

Total expense reductions	$17,065

Net expenses	$8,764,874

Net investment income	$42,617,422

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,575,760)

Net realized loss	$(1,575,760)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(266,150,953)

Net change in unrealized appreciation (depreciation)	$(266,150,953)

Net realized and unrealized loss	$(267,726,713)

Net decrease in net assets from operations	$(225,109,291)

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$42,617,422	$38,496,237
Net realized loss from investment and foreign currency transactions	(1,575,760)	(664,278)
Net change in unrealized appreciation (depreciation) from investments	(266,150,953)	(30,496,821)

Net increase (decrease) in net assets from operations	$(225,109,291)	$7,335,138

Distributions to shareholders —
From net investment income	$(42,221,425)	$(38,505,958)
Tax return of capital	—	(22,394)

Total distributions to shareholders	$(42,221,425)	$(38,528,352)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$248,854,653	$422,766,756
Net asset value of shares issued to shareholders in payment of distributions declared	42,107,955	36,966,736
Cost of shares redeemed	(109,005,993)	(169,788,221)

Net increase in net assets from Fund share transactions	$181,956,615	$289,945,271

Net increase (decrease) in net assets	$(85,374,101)	$258,752,057

Net Assets

At beginning of year	$705,291,261	$446,539,204

At end of year	$619,917,160	$705,291,261

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$382,013	$(13,984)

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2008	2007		2006	2005	2004

Net asset value — Beginning of year	$9.580	$10.040		$10.080	$10.100	$10.070

Income (loss) from operations

Net investment income(1)	$0.501	$0.622		$0.602	$0.406	$0.257
Net realized and unrealized gain (loss)	(3.006)	(0.459)		(0.062)	(0.024)	0.026

Total income (loss) from operations	$(2.505)	$0.163		$0.540	$0.382	$0.283

Less distributions

From net investment income	$(0.495)	$(0.623)		$(0.580)	$(0.402)	$(0.253)
Tax return of capital	—	(0.000	)(3)	—	—	—

Total distributions	$(0.495)	$(0.623)		$(0.580)	$(0.402)	$(0.253)

Net asset value — End of year	$6.580	$9.580		$10.040	$10.080	$10.100

Total Return(2)	(27.17)%	1.62%		5.50%	3.86%	2.82%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$619,917	$705,291		$446,539	$98,183	$74,984
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.20%	1.14%		1.19%	1.27%	1.27%
Expenses after custodian fee reduction	1.19%	1.12%		1.16%	1.25%	1.26%
Net investment income	5.80%	6.30%		6.00%	4.03%	2.55%
Portfolio Turnover	16%	45%		38%	60%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Amount less than $0.001.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENT

1   Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations obtained by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENT CONT’D

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,685,933 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($48,462), December 31, 2013 ($248,072), December 31, 2014 ($194,302), December 31, 2015 ($833,714) and December 31, 2016 ($1,361,383).

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date, or if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$42,221,425	$38,505,958
Tax return of capital	$—	$22,394

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENT CONT’D

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$390,732
Capital loss carryforward	$(2,685,933)
Net unrealized appreciation (depreciation)	$(296,274,965)
Other temporary differences	$(8,719)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the fee amounted to $4,226,262. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2008 amounted to $1,837,505. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2008, shareholder servicing fees were equivalent to 0.24% per annum of the Fund’s average daily net assets and amounted to $1,779,480.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $286,848,128 and $111,073,063, respectively, for the year ended December 31, 2008.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2008	2007

Sales	28,541,659	42,552,092
Issued to shareholders electing to receive payments of distributions in Fund shares	5,037,289	3,759,307
Redemptions	(13,021,908)	(17,154,153)

Net increase	20,557,040	29,157,246

At December 31, 2008, separate accounts of 2 insurance companies each owned more than 10% of the Fund’s shares outstanding aggregating 89%.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENT CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$908,157,014

Gross unrealized appreciation	$102,870
Gross unrealized depreciation	(296,377,835)

Net unrealized depreciation	$(296,274,965)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $1 billion ($1.5 billion prior to March 24, 2008) unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.07% prior to March 24, 2008) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Average borrowings and the average interest rate for the year ended December 31, 2008 were $1,994,536 and 2.63%, respectively.

10   Concentration of Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	611,334,225
Level 3	Significant Unobservable Inputs	547,824

Total		$611,882,049

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of December 31, 2007	$285,584
Realized gains (losses)	(10)
Change in net unrealized appreciation (depreciation)	(89,736)
Net purchases (sales)	(6,345)
Accrued discount (premium)	1,045
Net transfers to (from) Level 3	357,286

Balance as of December 31, 2008	$547,824

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and
Shareholders of Eaton Vance VT Floating-Rate Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the series constituting the Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2008, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance VT Floating-Rate Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	88,803,949	3,336,556
Thomas E. Faust Jr.	88,825,733	3,314,772
Allen R. Freedman	88,745,208	3,395,297
William H. Park	88,924,910	3,215,595
Ronald A. Pearlman	88,693,768	3,446,737
Helen Frame Peters	88,674,348	3,466,157
Heidi L. Steiger	88,798,451	3,342,054
Lynn A. Stout	88,805,824	3,334,681
Ralph F. Verni	88,728,837	3,411,668

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser’s experience in managing senior loan portfolios. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund’s performance relative to its peers is affected by management’s focus on reducing volatility. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008(2)	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 3/13/61	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Mr. Richardson served as a Vice President since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance VT Floating-Rate Income Fund
Eaton VanceManagement
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Floating-Rate Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1939-2/09	VTFRHSRC

Eaton Vance investment managers EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Samuel D. Isaly
Lead Portfolio Manager
Sven H. Borho, CFA
Geoffrey C. Hsu, CFA
Richard D. Klemm, Ph.D., CFA
Trevor M. Polischuk, Ph.D.
•	As the broader equity markets declined sharply in 2008, the healthcare sector did not decline as severely, thanks to several fundamental underpinnings of the industry: products which are generally non-discretionary consumer purchases, historically low valuations, continuing robust levels of mergers & acquisition (M&A) activity providing support for biotech companies in particular, and an unexpectedly quiet election cycle with fewer harsh words about large pharmaceutical companies than was seen in previous election years. Prior to the election, management believed the outcome of the race would not be a crucial determinant of healthcare industry fortunes in the coming years, as both candidates favored increased healthcare coverage (positive for industry) and increased government influence on drug prices (negative for industry). With the Obama administration in power, management still holds this view.

Eaton Vance VT Worldwide Health Sciences Fund Total Return Performance 12/31/07 – 12/31/08

Eaton Vance VT Worldwide Health Sciences Fund[1]	-7.08%
S&P 500 Index[2]	-36.99
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index[2]	-15.60
See page 3 for more performance information.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	During the year ended December 31, 2008, the Fund had negative returns, primarily because of extreme pessimism in the broader stock market. The Fund outperformed the S&P 500 Index, its primary benchmark, as well as the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index. The primary reasons for the Fund’s outperformance were its over weighted position in large biotechnology companies, which performed well; its significant underweight in large pharmaceuticals, which performed poorly; and the fact that the Fund did not own stocks in the healthcare services sector, which had performed well prior to 2008 but experienced sharp declines during the fiscal reporting period.

•	M&A activity was another key driver for the Fund’s returns. During the third quarter of 2008, two of the Fund’s largest positions received acquisition offers from large pharmaceutical companies. In both cases the companies rejected the initial offers as too low. In the first case, a competitive bidder emerged and the ultimate acquisition price was significantly higher than originally expected. Management is waiting for the outcome of the second company. Overall, five significant holdings in the Fund were acquired during the year.

•	Management continues to emphasize U.S.-based companies in the biotechnology sector, as well as relatively modest positions in Europe and Japan. Within Europe, the Fund holds a mix of specialty and large pharmaceutical companies, while in Japan, its holdings are focused on generic drug manufacturers.

[1]	There is no sales charge. Insurance-related charges are not included in the calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent a performance fee adjustment during the period, the return would have been lower.

[2]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The S&P 500 Index is a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index is an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life sciences industries. The Fund’s performance is compared to the performance of a domestic index and a foreign index because it invests in domestic and foreign securities.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008
FUND COMPOSITION

Common Stock Capitalization Distribution†	Country Concentration of Fund†
By net assets	By net assets

† As a percentage of the Fund’s net assets as of 12/31/08.
Top Ten Holdings*

By net assets

Genentech, Inc.	7.7%
Gilead Sciences, Inc.	4.8
Bristol-Myers Squibb Co.	4.7
Shionogi & Co., Ltd.	4.6
Vertex Pharmaceuticals, Inc.	4.5
Amgen, Inc.	4.4
Novartis AG	4.4
Genzyme Corp.	4.4
Biogen Idec, Inc.	4.3
Gen-Probe, Inc.	3.6

*	Top Ten Holdings represented 47.4% of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance, and the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index, an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life science industries. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P 500 Index and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance1
Average Annual Total Returns (at net asset value)

One Year	-7.08%
Five Years	2.32
Life of Fund†	2.26

†	Inception Date: 5/2/01

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent a downward performance fee adjustment during certain periods, performance would have been lower.
Total Annual Operating Expenses2

Gross Expense Ratio	1.88%
Net Expense Ratio	1.61

[2]	Source: Prospectus dated 5/1/08. Total Annual Operating Expenses were 1.61% after applying the performance fee adjustment of 0.27%. For a description of the performance fee adjustment, see “Management and Organization” in the Fund’s prospectus. Absent the fee adjustment, the expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Investment operations commenced 5/2/01.
The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The MSCI World Pharmaceutical, Biotechnology and Life Sciences Index reflects dividends net of any applicable foreign withholding taxes. Index performance is available as of month end only.

3

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual	$1,000.00	$985.60	$10.43	**

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,014.60	$10.58	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.09% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. Expenses shown do not include insurance-related charges.

**	Absent a performance fee adjustment during the period, the expenses would have been higher.

4

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.08%
			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization - Europe — 11.21%(1)

Alcon, Inc.	2,500	$222,975	1.22%
Merck KGaA	5,300	474,140	2.60
Novartis AG	16,100	806,312	4.42
Shire PLC ADR	12,100	541,838	2.97

		$2,045,265	11.21%

Major Capitalization - Far East — 4.61%(1)

Shionogi & Co., Ltd.	32,600	$841,897	4.61%

		$841,897	4.61%

Major Capitalization - North America — 47.66%(1)

Abbott Laboratories	11,400	$608,418	3.33%
Amgen, Inc.(2)	14,000	808,500	4.43
Baxter International, Inc.	12,100	648,439	3.55
Biogen Idec, Inc.(2)	16,500	785,895	4.31
Bristol-Myers Squibb Co.	36,700	853,275	4.68
Covidien, Ltd.	16,100	583,464	3.20
Genentech, Inc.(2)	17,000	1,409,470	7.73
Genzyme Corp.(2)	12,000	796,440	4.37
Gilead Sciences, Inc.(2)	17,000	869,380	4.76
Pfizer, Inc.	20,000	354,200	1.94
Schering-Plough Corp.	35,400	602,862	3.30
Wyeth	10,000	375,100	2.06

		$8,695,443	47.66%

Small & Mid Capitalization - Europe — 1.81%(1)

Elan Corp. PLC ADR(2)	55,000	$330,000	1.81%

		$330,000	1.81%

Small & Mid Capitalization - Far East — 2.82%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	6,000	$185,500	1.02%
Sawai Pharmaceutical Co., Ltd.	3,500	173,216	0.95
Towa Pharmaceutical Co., Ltd.	3,500	155,432	0.85

		$514,148	2.82%

Small & Mid Capitalization - North America — 31.97%(1)

Align Technology, Inc.(2)	28,500	$249,375	1.37%
BioMarin Pharmaceutical, Inc.(2)	16,000	284,800	1.56
Cubist Pharmaceuticals, Inc.(2)	16,000	386,560	2.12
Exelixis, Inc.(2)	36,300	182,226	1.00
Genomic Health, Inc.(2)	13,400	261,032	1.43
Gen-Probe, Inc.(2)	15,500	$664,020	3.64%
InterMune, Inc.(2)	13,200	139,656	0.76
Masimo Corp.(2)	17,000	507,110	2.78
Mylan, Inc.(2)	44,500	440,105	2.41
NPS Pharmaceuticals, Inc.(2)	34,800	216,108	1.18
Onyx Pharmaceuticals, Inc.(2)	18,300	625,128	3.43
OSI Pharmaceuticals, Inc.(2)	11,000	429,550	2.35
Par Pharmaceutical Cos., Inc.(2)	12,200	163,602	0.90
United Therapeutics Corp.(2)	7,400	462,870	2.54
Vertex Pharmaceuticals, Inc.(2)	27,000	820,260	4.50

		$5,832,402	31.97%

Total Common Stocks
(identified cost $17,623,766)		$18,259,155

Total Investments
(identified cost $17,623,766)		$18,259,155	100.08%

Other Assets, Less Liabilities		$(13,916)	(0.08)%

Net Assets		$18,245,239	100.00%

ADR-American Depository Receipt

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

Country Concentration (Unaudited)
	Percentage
Country	of Net Assets	Value

United States	79.63%	$14,527,845
Japan	7.43	1,356,045
Switzerland	5.64	1,029,287
United Kingdom	2.97	541,838
Germany	2.60	474,140
Ireland	1.81	330,000

	100.08%	$18,259,155

See notes to financial statements

5

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

FINANCIAL STATEMENTS
Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $17,623,766)	$18,259,155
Cash	8,826
Receivable for investments sold	10,095
Dividends and interest receivable	15,325
Tax reclaims receivable	30,324

Total assets	$18,323,725

Liabilities

Payable for Fund shares redeemed	$3,025
Payable to affiliate for investment adviser fee	19,968
Payable to affiliate for distribution fees	3,712
Payable to affiliate for Trustees’ fees	261
Payable for shareholder servicing fees	7,326
Accrued expenses	44,194

Total liabilities	$78,486

Net Assets	$18,245,239

Sources of Net Assets

Paid-in capital	$16,427,271
Accumulated undistributed net realized gain (computed on the basis of identified cost)	1,180,021
Net unrealized appreciation (computed on the basis of identified cost)	637,947

Total	$18,245,239

Net Asset Value, Offering Price and Redemption Price Per Share

($18,245,239 ÷ 1,772,059 shares of beneficial interest outstanding)	$10.30

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $13,444)	$239,229
Interest	26,336

Total investment income	$265,565

Expenses

Investment adviser fee	$204,144
Shareholder servicing fees	30,533
Distribution fees	51,061
Trustees’ fees and expenses	823
Custodian fee	42,019
Legal and accounting services	38,131
Transfer and dividend disbursing agent fees	11,979
Printing and postage	317
Miscellaneous	3,455

Total expenses	$382,462

Deduct —
Reduction of custodian fee	$4,132

Total expense reductions	$4,132

Net expenses	$378,330

Net investment loss	$(112,765)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$1,351,252
Foreign currency transactions	(33,046)

Net realized gain	$1,318,206

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(3,095,837)
Foreign currency	569

Net change in unrealized appreciation (depreciation)	$(3,095,268)

Net realized and unrealized loss	$(1,777,062)

Net decrease in net assets from operations	$(1,889,827)

See notes to financial statements

6

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(112,765)	$(145,197)
Net realized gain from investment transactions, disposal of an investment in violation of restrictions and net increase from payment by affiliate, and foreign currency transactions	1,318,206	3,031,672
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(3,095,268)	(1,360,697)

Net increase (decrease) in net assets from operations	$(1,889,827)	$1,525,778

Distributions to shareholders —
From net realized gain	$(2,410,358)	$(206,765)

Total distributions to shareholders	$(2,410,358)	$(206,765)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$5,100,581	$2,021,809
Net asset value of shares issued to shareholders in payment of distributions declared	2,410,358	206,765
Cost of shares redeemed	(7,758,747)	(6,610,938)

Net decrease in net assets from Fund share transactions	$(247,808)	$(4,382,364)

Net decrease in net assets	$(4,547,993)	$(3,063,351)

Net Assets

At beginning of year	$22,793,232	$25,856,583

At end of year	$18,245,239	$22,793,232

See notes to financial statements

7

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2008	2007		2006		2005	2004

Net asset value — Beginning of year	$12.660	$12.030		$12.030		$11.240	$10.580

Income (loss) from operations

Net investment loss(1)	$(0.060)	$(0.075)		$(0.077)		$(0.090)	$(0.127)
Net realized and unrealized gain (loss)	(0.895)	0.808		0.077		0.880	0.787

Total income (loss) from operations	$(0.955)	$0.733		$—		$0.790	$0.660

Less distributions

From net realized gain	$(1.405)	$(0.103)		$—		$—	$—

Total distributions	$(1.405)	$(0.103)		$—		$—	$—

Net asset value — End of year	$10.300	$12.660		$12.030		$12.030	$11.240

Total Return(2)	(7.08)%	6.17	%(4)	0.00	%(3)	7.03%	6.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,245	$22,793		$25,857		$28,949	$28,208
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.87%	1.50	%(5)	1.61%		1.72%	1.88%
Expenses after custodian fee reduction	1.85%	1.50	%(5)	1.61%		1.72%	1.88%
Net investment loss	(0.55)%	(0.59)%		(0.65)%		(0.82)%	(1.18)%
Portfolio Turnover	75%	65%		22%		14%	21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended December 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)	During the year ended December 31, 2007, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2007).

See notes to financial statements

8

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund had net capital losses of $329,501, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund.

9

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in shares of the Fund at the net asset value on the ex-dividend date, or if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Long-term capital gains	$2,410,358	$206,765

During the year ended December 31, 2008, accumulated undistributed net realized gain was decreased by $116,306, accumulated net investment loss was decreased by $112,765, and paid-in capital was increased by $3,541 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$406,441
Undistributed net realized gain	$1,117,831
Net unrealized appreciation	$623,197
Post October losses	$(329,501)

10

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and short-term capital gains.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Fund. The fee is computed at the annual rate of 1% of the Fund’s first $30 million in average daily net assets, 0.90% of the next $20 million in average daily net assets, 0.75% of the next $450 million in average daily net assets, and 0.70% of the next $500 million in average daily net assets, and is payable monthly. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed’s fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor’s 500 Index over a 36-month performance period. For the year ended December 31, 2008, the investment adviser fee, net of a downward performance adjustment of $100 was equivalent to 1.00% per annum of the Fund’s average daily net assets and amounted to $204,144. Eaton Vance Management (EVM) also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan allows the Fund to pay EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2008 amounted to $51,061. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2008, shareholder servicing fees were equivalent to 0.15% per annum of the Fund’s average daily net assets and amounted to $30,533.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $14,737,060 and $16,144,131, respectively, for the year ended December 31, 2008.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2008	2007

Sales	461,135	159,684
Issued to shareholders electing to receive payments of distributions in Fund shares	243,717	17,886
Redemptions	(733,912)	(526,535)

Net decrease	(29,060)	(348,965)

At December 31, 2008, separate accounts of two insurance companies owned 60% and 40%, respectively, of the outstanding shares of the Fund.

11

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$17,638,516

Gross unrealized appreciation	$3,043,260
Gross unrealized depreciation	(2,422,621)

Net unrealized appreciation	$620,639

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.
11   Concentration of Risk

As the Fund concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Fund has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks that would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Fund’s shares can also be impacted by regulatory activities that affect health sciences companies.

12   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$15,622,658
Level 2	Other Significant Observable Inputs	2,636,497
Level 3	Significant Unobservable Inputs	—

Total		$18,259,155

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

12

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Worldwide Health Sciences Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Worldwide Health Sciences Fund (the “Fund”) (one of the series constituting the Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 16, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

13

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund designates $2,413,899 as a capital gain dividend.

14

Eaton Vance VT Worldwide Health Sciences Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,859,030	150,913
Thomas E. Faust Jr.	1,862,406	147,537
Allen R. Freedman	1,854,473	155,469
William H. Park	1,862,759	147,184
Ronald A. Pearlman	1,866,973	142,970
Helen Frame Peters	1,854,473	155,469
Heidi L. Steiger	1,858,202	151,740
Lynn A. Stout	1,862,759	147,184
Ralph F. Verni	1,862,759	147,184

15

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

16

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance VT Worldwide Health Sciences Fund (the “Fund”) with OrbiMed Advisors, LLC (the “Adviser”) as well as the administrative services agreement of the Fund with Eaton Vance Management (the “Administrator”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the administrative services agreement.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser’s and the Administrator’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Fund and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the administrative services agreement, respectively.

17

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund’s performance relative to its peers was affected by the Adviser’s focus on pharmaceutical and biotechnology companies, which have in recent periods underperformed other types of health sciences companies. The Board concluded that it would be appropriate to allow additional time to evaluate the effectiveness of this investment focus in generating satisfactory long-term performance results.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Fund and other investment advisory clients and the benefits to the Administrator and its affiliates of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and the Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the investment advisory fee, which includes breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

18

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Club (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

19

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001- 2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008(2)	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 3/13/61	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Mr. Richardson served as a Vice President since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

20

Investment Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors, LLC
767 3rd Avenue
New York, NY 10017

Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1940-2/09	VTHSSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

2990-x-xx_VTLCVSRC

EATON VANCE VT LARGE-CAP VALUE FUND

Eaton Vance Investment Managers Annual Report December 31, 2008 EATON VANCE VT LARGE-CAP VALUE FUND 2990-x-xx___VTLCVSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008
M A N A G E M E N T ’ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E
   Michael R. Mach, CFA
   Portfolio Manager
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.
•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

•	Each of the 10 major sectors within the Russell 1000 Value Index (the Index), the Fund’s benchmark, posted double-digit negative returns for the year. The best-performing sectors for the Index were consumer staples and health care, while financials, information technology and materials produced the weakest sector performance.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ended December 31, 2008, the Fund outperformed the Index, primarily due to stock selection.[1,2] The Fund’s minimal exposure to many of the financial stocks that collapsed in 2008, combined with its selectivity among insurance company stocks, was the strongest contributor to the Fund’s performance relative to the Index.

•	Also contributing to performance was the fund’s stock selection in the industrials, information technology, and consumer discretionary sectors. Fund holdings in the energy and utilities sectors detracted the most from relative performance versus the Index.

•	The fund remains committed to its strategy of investing in companies that are considered to be attractive in their long-term investment prospects, are favorably priced in relation to their fundamental value, and which are likely to grow in value over time.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance VT Large-Cap Value Fund
Total Return Performance 12/31/07 – 12/31/08

Eaton Vance VT Large-Cap Value Fund[1]	-34.96%
Russell 1000 Value Index[2]	-36.85
See page 3 for more performance information.

[1]	There is no sales charge. Insurance-related charges are not included in the calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent an allocation of expenses to the investment adviser, the return would be lower.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Russell 1000 Value Index is a broad-based, unmanaged index of value stocks.

1

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008
F U N D   C O M P O S I T I O N
Top Ten Holdings*
By net assets

AT&T, Inc.	3.3%
Nestle SA	3.3
Verizon Communications, Inc.	3.2
Exxon Mobil Corp.	3.2
Travelers Companies, Inc. (The)	3.1
Johnson & Johnson	3.1
Wells Fargo & Co.	3.0
JPMorgan Chase & Co.	3.0
Chevron Corp.	3.0
United Technologies Corp.	2.9

*	Top Ten Holdings represented 31.1% of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.
Sector Weightings**
By net assets

**	As a percentage of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008
F U N D   P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the Russell 1000 Value Index. The table includes the total return of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance1
Average Annual Total Returns at net asset value

One Year	-34.96%
Life of Fund†	-18.93

†	Inception Date: 3/30/07

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent an allocation of expenses to the investment adviser, the returns would be lower.
Total Annual
Operating Expenses2

Gross Expense Ratio	14.46%
Net Expense Ratio	1.30

[2]	From the Fund’s prospectus dated 5/1/08. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/09. Thereafter, the expense reimbursement may be changed or terminated, subject to Trustee approval. Without this expense reimbursement, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Investment operations commenced on 3/30/07. The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is not possible to invest directly in an Index. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

3

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual	$1,000.00	$699.60	$5.55	**

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,018.60	$6.60	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. Expenses shown do not include insurance-related charges.

**	Absent an allocation of expenses to the investment adviser, the expenses would have been higher.

4

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 121.1%
Security	Shares	Value

Aerospace & Defense — 7.3%

General Dynamics Corp.	5,371	$309,316
Lockheed Martin Corp.	3,887	326,819
United Technologies Corp.	7,918	424,405

		$1,060,540

Auto Components — 0.9%

Johnson Controls, Inc.	7,454	$135,365

		$135,365

Biotechnology — 2.7%

Amgen, Inc.(1)	6,912	$399,168

		$399,168

Capital Markets — 2.8%

Franklin Resources, Inc.	4,250	$271,065
Goldman Sachs Group, Inc.	1,555	131,226

		$402,291

Chemicals — 1.3%

Air Products and Chemicals, Inc.	2,187	$109,940
Dow Chemical Co. (The)	5,301	79,992

		$189,932

Commercial Banks — 5.9%

PNC Financial Services Group, Inc.	3,074	$150,626
U.S. Bancorp	10,563	264,181
Wells Fargo & Co.	14,947	440,638

		$855,445

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	4,407	$146,048

		$146,048

Communications Equipment — 0.6%

Cisco Systems, Inc.(1)	5,780	$94,214

		$94,214

Computers & Peripherals — 5.3%

Hewlett-Packard Co.	11,179	$405,686
International Business Machines Corp.	4,424	372,324

		$778,010

Diversified Financial Services — 5.0%

Bank of America Corp.	20,406	$287,316
JPMorgan Chase & Co.	13,944	439,654

		$726,970

Diversified Telecommunication Services — 6.5%

AT&T, Inc.	16,851	$480,253
Verizon Communications, Inc.	13,936	472,430

		$952,683

Electric Utilities — 3.8%

Edison International	8,382	$269,230
FirstEnergy Corp.	5,975	290,265

		$559,495

Electrical Equipment — 0.7%

Emerson Electric Co.	2,630	$96,284

		$96,284

Energy Equipment & Services — 1.2%

Schlumberger, Ltd.	2,205	$93,338
Transocean, Ltd.(1)	1,679	79,333

		$172,671

Food & Staples Retailing — 6.8%

CVS Caremark Corp.	12,548	$360,630
Kroger Co. (The)	15,817	417,727
Wal-Mart Stores, Inc.	3,864	216,616

		$994,973

Food Products — 3.3%

Nestle SA	12,109	$479,494

		$479,494

Health Care Equipment & Supplies — 0.7%

Boston Scientific Corp.(1)	12,280	$95,047

		$95,047

See notes to financial statements

5

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 1.1%

Aetna, Inc.	$5,777	$164,645

		$164,645

Household Products — 2.1%

Kimberly-Clark Corp.	5,698	$300,513

		$300,513

Industrial Conglomerates — 0.8%

General Electric Co.	6,761	$109,528

		$109,528

Insurance — 11.9%

ACE, Ltd.	5,136	$271,797
Aflac, Inc.	6,119	280,495
Chubb Corp.	7,185	366,435
MetLife, Inc.	10,545	367,599
Travelers Companies, Inc. (The)	10,023	453,040

		$1,739,366

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(1)	2,634	$89,740

		$89,740

Machinery — 2.1%

Caterpillar, Inc.	4,447	$198,647
Deere & Co.	2,954	113,197

		$311,844

Media — 5.4%

Comcast Corp., Class A	19,892	$335,777
Vivendi SA	7,765	253,093
Walt Disney Co.	8,636	195,951

		$784,821

Metals & Mining — 1.5%

BHP Billiton, Ltd. ADR	2,986	$128,099
Nucor Corp.	1,932	89,258

		$217,357

Multi-Utilities — 3.0%

PG&E Corp.	2,325	$90,001
Public Service Enterprise Group, Inc.	12,112	353,307

		$443,308

Oil, Gas & Consumable Fuels — 15.8%

Anadarko Petroleum Corp.	4,520	$174,246
Apache Corp.	1,814	135,197
Chevron Corp.	5,856	433,168
ConocoPhillips	8,167	423,051
Devon Energy Corp.	1,807	118,738
Exxon Mobil Corp.	5,786	461,896
Occidental Petroleum Corp.	5,649	338,884
Peabody Energy Corp.	4,138	94,140
XTO Energy, Inc.	3,719	131,169

		$2,310,489

Pharmaceuticals — 10.1%

Abbott Laboratories	2,489	$132,838
Johnson & Johnson	7,468	446,810
Merck & Co., Inc.	7,071	214,958
Pfizer, Inc.	23,256	411,864
Schering-Plough Corp.	15,833	269,636

		$1,476,106

Real Estate Investment Trusts (REITs) — 2.5%

AvalonBay Communities, Inc.	2,170	$131,459
Boston Properties, Inc.	1,989	109,395
Simon Property Group, Inc.	2,261	120,127

		$360,981

Road & Rail — 2.0%

Burlington Northern Santa Fe Corp.	3,777	$285,957

		$285,957

Specialty Retail — 3.6%

Best Buy Co., Inc.	7,437	$209,054
Staples, Inc.	12,785	229,107
TJX Companies, Inc. (The)	4,334	89,150

		$527,311

Textiles, Apparel & Luxury Goods — 0.8%

Nike, Inc., Class B	2,142	$109,242

		$109,242

See notes to financial statements

6

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Tobacco — 2.0%

Philip Morris International, Inc.	6,701	$291,561

		$291,561

Total Common Stocks
(identified cost $22,113,959)		$17,661,399

Total Investments — 121.1%
(identified cost $22,113,959)		$17,661,399

Other Assets, Less Liabilities — (21.1)%		$(3,075,997)

Net Assets — 100.0%		$14,585,402

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

See notes to financial statements

7

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $22,113,959)	$17,661,399
Cash	727,059
Receivable from the investment adviser	9,438
Dividends and interest receivable	52,910
Tax reclaims receivable	2,502

Total assets	$18,453,308

Liabilities

Payable for Fund shares redeemed	$3,800,058
Payable to affiliate for investment adviser fee	9,333
Payable to affiliate for distribution fees	3,733
Payable to affiliate for Trustees’ fees	300
Payable for shareholder servicing fees	771
Accrued expenses	53,711

Total liabilities	$3,867,906

Net Assets	$14,585,402

Sources of Net Assets

Paid-in capital	$24,209,951
Accumulated net realized loss (computed on the basis of identified cost)	(5,165,249)
Accumulated distributions in excess of net investment income	(6,585)
Net unrealized depreciation (computed on the basis of identified cost)	(4,452,715)

Total	$14,585,402

Net Asset Value, Offering Price and Redemption Price Per Share

($14,585,402 ÷ 2,140,109 shares of beneficial interest outstanding)	$6.82

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $3,048)	$524,853
Interest	22,043

Total investment income	$546,896

Expenses

Investment adviser fee	$139,074
Shareholder servicing fees	41,813
Distribution fees	55,629
Trustees’ fees and expenses	902
Custodian fee	47,476
Legal and accounting services	44,467
Transfer and dividend disbursing agent fees	21,505
Printing and postage	3,290
Miscellaneous	5,515

Total expenses	$359,671

Deduct —
Allocation of expenses to the investment adviser	$70,360

Total expense reductions	$70,360

Net expenses	$289,311

Net investment income	$257,585

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(5,145,478)
Foreign currency transactions	2,690

Net realized loss	$(5,142,788)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(4,510,297)
Foreign currency	(158)

Net change in unrealized appreciation (depreciation)	$(4,510,455)

Net realized and unrealized loss	$(9,653,243)

Net decrease in net assets from operations	$(9,395,658)

See notes to financial statements

8

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Period Ended
in Net Assets	December 31, 2008	December 31, 2007(1)

From operations —
Net investment income	$257,585	$4,844
Net realized loss from investment and foreign currency transactions	(5,142,788)	(19,458)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,510,455)	57,740

Net increase (decrease) in net assets from operations	$(9,395,658)	$43,126

Distributions to shareholders —
From net investment income	$(272,196)	$—

Total distributions to shareholders	$(272,196)	$—

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$6,868,434	$22,795,261
Cost of shares redeemed	(5,310,121)	(143,444)

Net increase in net assets from Fund share transactions	$1,558,313	$22,651,817

Net increase (decrease) in net assets	$(8,109,541)	$22,694,943

Net Assets

At beginning of period	$22,694,943	$—

At end of period	$14,585,402	$22,694,943

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(6,585)	$5,256

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.

See notes to financial statements

9

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended		Period Ended
	December 31, 2008		December 31, 2007(1)

Net asset value — Beginning of period	$10.630		$10.000

Income (loss) from operations

Net investment income(2)	$0.105		$0.072
Net realized and unrealized gain (loss)	(3.812)		0.558

Total income (loss) from operations	$(3.707)		$0.630

Less distributions

From net investment income	$(0.103)		$—

Total distributions	$(0.103)		$—

Net asset value — End of period	$6.820		$10.630

Total Return(3)	(34.96)%		6.30	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,585		$22,695
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.30	%(4)	1.30	%(4)(5)
Expenses after custodian fee reduction	1.30	%(4)	1.29	%(4)(5)
Net investment income	1.16%		0.90	%(5)
Portfolio Turnover	86%		42	%(6)

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser subsidized certain operating expenses (equal to 0.32% and 12.96% of average daily net assets for the year ended December 31, 2008 and the period ended December 31, 2007, respectively). Absent this subsidy, total return would be lower.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

10

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,071,314 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($8,964) and December 31, 2016 ($4,062,350).

Additionally, at December 31, 2008, the Fund had net capital losses of $1,014,145, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 30, 2007 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses

11

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended December 31, 2008 and the period from start of business, March 30, 2007, to December 31, 2007 was as follows:

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007

Distributions declared from:
Ordinary income	$272,196	—

For the year ended December 31, 2008, accumulated net realized loss was increased by $2,591, accumulated distributions in excess of net investment income was decreased by $2,770, and paid-in capital was decreased by $179 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,415
Capital loss carryforward and post October losses	$(5,085,459)
Net unrealized depreciation	$(4,544,505)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

12

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the adviser fee amounted to $139,074. Effective May 1, 2008, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.30% annually of the Fund’s average daily net assets. This agreement may be changed or terminated after April 30, 2009, subject to Trustee approval. Prior to May 1, 2008, EVM voluntarily reimbursed certain expenses of the Fund. Pursuant to these agreements, EVM was allocated $70,360 of the Fund’s operating expenses for the year ended December 31, 2008. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2008 amounted to $55,629. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2008, shareholder servicing fees were equivalent to 0.19% per annum of the Fund’s average daily net assets and amounted to $41,813.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $43,760,147 and $17,399,583, respectively, for the year ended December 31, 2008.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007(1)

Sales	729,304	2,148,351
Redemptions	(724,199)	(13,347)

Net increase	5,105	2,135,004

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.

At December 31, 2008, EVM and a separate account of an insurance company owned 2% and 98%, respectively, of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$22,205,749

Gross unrealized appreciation	$171,371
Gross unrealized depreciation	(4,715,721)

Net unrealized depreciation	$(4,544,350)

13

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

10   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$16,928,812
Level 2	Other Significant Observable Inputs	732,587
Level 3	Significant Unobservable Inputs	—

Total		$17,661,399

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

14

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and
Shareholders of Eaton Vance VT Large-Cap Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the series constituting the Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, March 30, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, March 30, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

15

Eaton Vance VT Large-Cap Value Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $476,204 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Eaton Vance VT Large-Cap Value Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	2,406,783	189,183
Thomas E. Faust Jr.	2,401,071	194,895
Allen R. Freedman	2,405,558	190,408
William H. Park	2,406,783	189,183
Ronald A. Pearlman	2,404,764	191,202
Helen Frame Peters	2,404,494	191,472
Heidi L. Steiger	2,405,232	190,734
Lynn A. Stout	2,406,458	189,508
Ralph F. Verni	2,406,783	189,183

17

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

18

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Large-Cap Value Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

19

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices.

The Board reviewed comparative performance data for period from inception (March 2007) through September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the period from inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

20

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

21

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Positions	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008(2)	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 3/13/61	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Mr. Richardson served as a Vice President since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

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Investment Adviser of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2990-2/09	VTLCVSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s respective fiscal years ended December 31, 2007 and December 31, 2008 by each principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods. For certain series, Pricewaterhouse Coopers was the principal accountant for the fiscal year ended 2006. For the fiscal year ended 2007, for certain Series, Pricewaterhouse Coopers was replaced by D&T.
VT Floating-Rate Fund

Fiscal Years Ended	12/31/2007	12/31/2008

Audit Fees	$34,280	$32,525
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,883	$7,130
All Other Fees(3)	$0	$552

Total	$41,163	$40,207

VT Worldwide Health Sciences Fund

Fiscal Years Ended	12/31/2007	12/31/2008

Audit Fees	$24,000	$27,425
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$5,800	$6,010
All Other Fees(3)	$0	$0

Total	$29,800	$33,435

VT Large-Cap Value Fund

Fiscal Years Ended	12/31/2007	12/31/2008

Audit Fees	$31,000	$33,125
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$5,800	$8,080
All Other Fees(3)	$0	$0

Total	$36,800	$41,205

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
The Funds, comprising all of the series of the Trust, have the same fiscal year end (December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by each series’ respective principal accountant of each series for the last two fiscal years of each series. For certain series, Pricewaterhouse Coopers was the principal accountant for the fiscal year ended 2006. For the fiscal year ended 2007, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	12/31/2007	12/31/2008

	Deloitte & Touche LLP	Deloitte & Touche LLP
Audit Fees	$89,280	$93,075
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,483	$21,220
All Other Fees		$552

Total	$107,763	$114,847

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds fiscal years ended December 31, 2007 and December 31, 2008, $35,000 and $40,000 was billed by “D&T”, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control; structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7) (ii) of Regulation S-X..
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series. For the fiscal years ended 2007, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	12/31/2007		12/31/2008

	PricewaterhouseCoopers	Deloitte & Touche	PricewaterhouseCoopers	Deloitte & Touche
	LLP	LLP	LLP	LLP
Registrant(1)	$0	$18,483	$0	$21,772
Eaton Vance(2)	$0	$281,446	$0	$345,473

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Variable Trust

By:	/s/ Duncan W. Richardson	.
Duncan W. Richardson
President

Date:	February 13, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 13, 2009

By:	/s/ Duncan W. Richardson	.
Duncan W. Richardson
President

Date:	February 13, 2009